UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                 ----------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                 ----------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                               ----------

                   Date of reporting period: October 31, 2016
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

        First Trust Preferred
        Securities and Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended
        October 31, 2016


STONEBRIDGE
ADVISORS LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter ..........................................................  1
At a Glance .................................................................  2
Portfolio Commentary ........................................................  4
Understanding Your Fund Expenses ............................................  6
Portfolio of Investments ....................................................  7
Statement of Assets and Liabilities ......................................... 12
Statement of Operations ..................................................... 13
Statements of Changes in Net Assets ......................................... 14
Financial Highlights ........................................................ 15
Notes to Financial Statements ............................................... 20
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Board of Trustees and Officers............................................... 32
Privacy Policy............................................................... 34


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the Sub-Advisor of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the Sub-Advisor are just that, informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST PREFERRED SECURITIES AND INCOME FUND ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Preferred Securities and Income
Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES                NET ASSET
 AND INCOME FUND                               VALUE (NAV)
-----------------------------------------------------------
Class A (FPEAX)                                  $21.63
Class C (FPECX)                                  $21.67
Class F (FPEFX)                                  $21.82
Class I (FPEIX)                                  $21.71
Class R3 (FPERX)                                 $21.61
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Liberty Mutual Group, Inc.                         2.5%
Farm Credit Bank Of Texas, Series 1                2.5
Aquarius & Investments Plc For Swiss
   Reinsurance Co., Ltd.                           2.3
Zions Bancorporation, Series J                     2.2
Wells Fargo & Co., Series K                        2.1
Bank of America Corp., Series DD                   2.1
Royal Bank of Scotland Group PLC                   2.0
Reinsurance Group of America, inc.                 2.0
Emera, Inc., Series 16-A                           2.0
Friends Life Holdings PLC                          1.8
                                                 -------
                                        Total     21.5%
                                                 =======


-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                             INVESTMENTS
-----------------------------------------------------------
Financials                                        74.6%
Utilities                                          6.5
Real Estate                                        6.4
Consumer Staples                                   5.1
Energy                                             2.6
Telecommunication Services                         2.4
Industrials                                        1.9
Information Technology                             0.5
                                                 -------
                                        Total    100.0%
                                                 =======


-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
A+                                                 0.5%
A                                                  3.5
A-                                                 1.8
BBB+                                              16.1
BBB                                               20.6
BBB-                                              20.2
BB+                                               18.6
BB                                                 5.7
BB-                                                5.0
B+                                                 2.6
B-                                                 0.2
NR                                                 5.2
                                                 -------
                                        Total    100.0%
                                                 =======


------------------------------------------------------------------------------------------------------------------------
                                           CLASS            CLASS            CLASS            CLASS             CLASS
DIVIDEND DISTRIBUTIONS                    A SHARES         C SHARES         F SHARES         I SHARES         R3 SHARES
------------------------------------------------------------------------------------------------------------------------
Current Monthly Distribution per Share(2)  $0.0955          $0.0820          $0.0973         $0.1000          $0.0910
Current Distribution Rate on NAV(3)         5.30%            4.54%            5.35%           5.53%            5.05%

(1) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuer of the underlying securities in the Fund and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2016. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2016. Subject to change in the future.

NR    Not Rated

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2016 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the BofA Merrill Lynch Fixed Rate Preferred Securities Index, the BofA Merrill Lynch U.S. Capital Securities Index and the Blended Index(a) from 1/11/2011 through 10/31/2016.

            First Trust Preferred       BofA Merrill Lynch          BofA Merrill Lynch
            Securities and Income       Fixed Rate Preferred        U.S. Capital Securities     Blended
            Fund - Class I Shares       Securities Index ("P0P1")   Index ("C0CS")              Index (a)
1/11/11     $10,000                     $10,000                     $10,000                     $10,000
4/30/11      10,393                      10,454                      10,484                      10,469
10/31/11     10,521                      10,521                      10,138                      10,330
4/30/12      11,475                      11,142                      10,861                      11,002
10/31/12     12,398                      11,847                      11,958                      11,903
4/30/13      12,931                      12,288                      12,651                      12,470
10/31/13     11,894                      11,553                      12,711                      12,132
4/30/14      12,715                      12,485                      13,445                      12,965
10/31/14     13,163                      12,992                      13,899                      13,446
4/30/15      13,693                      13,573                      14,391                      13,987
10/31/15     13,862                      13,965                      14,123                      14,056
4/30/16      14,101                      14,480                      14,365                      14,436
10/31/16     15,009                      14,975                      15,157                      15,080


(a) The Blended Index return is a 50/50 split between the BofA Merrill Lynch Fixed Rate Preferred Securities Index and BofA Merrill Lynch U.S. Capital Securities Index.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2016
------------------------------------------------------------------------------------------------------------------------------------
                      A SHARES          C SHARES      F SHARES   I SHARES   R3 SHARES  BLENDED       P0P1*              C0CS*
                      Inception        Inception      Inception  Inception  Inception  INDEX*     BofA Merrill       BofA Merrill
                      2/25/2011        2/25/2011      3/2/2011   1/11/2011  3/2/2011              Lynch Fixed         Lynch U.S.
                                                                                                 Rate Preferred        Capital
                                                                                                Securities Index   Securities Index
------------------------------------------------------------------------------------------------------------------------------------
                                             W/MAX
                                             1.00%
                             W/MAX        CONTINGENT
                     W/O     4.50%    W/O   DEFERRED     W/O        W/O        W/O       W/O          W/O                W/O
AVERAGE ANNUAL      SALES    SALES   SALES   SALES      SALES      SALES      SALES     SALES        SALES              SALES
TOTAL RETURNS      CHARGES  CHARGE  CHARGES  CHARGE    CHARGES    CHARGES    CHARGES   CHARGES      CHARGES            CHARGES

1 Year             8.09%    3.23%   7.27%    6.27%     8.18%      8.33%      7.73%     7.28%        7.23%              7.31%
5 Year             7.10%    6.12%   6.30%    6.30%     7.33%      7.37%      6.80%     7.86%        7.31%              8.37%
Since Inception    6.86%    6.00%   6.09%    6.09%     7.03%      7.26%      6.49%     7.33%        7.21%              7.43%

30-Day SEC Yield(1)     4.58%            4.05%         4.93%      5.05%      4.41%      N/A          N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------



* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, the combined Rule 12b-1 distribution and service fees for Class R3 Shares were 0.75% of average daily net assets.


(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the fee waiver and/or reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Preferred Securities and Income Fund (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE
   ADVISORS LLC
ROBERT WOLF - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
DANIELLE SALTERS, CFA - PORTFOLIO MANAGER AND CREDIT ANALYST

                            ANNUAL REPORT COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2016 was a period of solid returns for the preferred and hybrid markets. Risk assets were initially weak during the period in response to the Federal Reserve raising rates in December 2015 and the dramatic sell-off in commodities in the first part of 2016. However, risk assets recovered and performed well throughout the last three quarters of the period due to the extended low rate environment and continued quantitative easing around the globe. Positive performance in the preferred and hybrid markets was also driven by continued investor demand for high income-producing securities coupled with a positive market technical factor resulting from limited new issue supply. The retail preferred market was pushed higher by inflows into the passive preferred ETFs, while institutional hybrids lagged retail until the last quarter of the period. For the fiscal year, the retail market earned 7.23% while the institutional market earned 7.31%, according to The Bank of America Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and The Bank of America Merrill Lynch U.S. Capital Securities Index (C0CS), respectively.

PERFORMANCE ANALYSIS

The First Trust Preferred Securities & Income Fund (the "Fund") Class I Shares produced a total return of 8.33% for the fiscal year ended October 31, 2016 compared to the blended benchmark's (a 50/50 blend of The BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and The BofA Merrill Lynch U.S. Capital Securities Index (C0CS)) total return of 7.28%. The Fund's active management, with a focus on security selection, enabled the Fund to outperform during the bullish period despite its more conservative positioning and the negative impacts of allocations. Throughout the period, the Fund maintained its core strategy of investing in three types of more defensive securities: (1) fixed-to-float or variable-rate securities, (2) regulatory-call candidates or securities that are losing capital treatment and, thus, have an increased likelihood of being redeemed in the short-to-intermediate-term, and (3) securities with high coupons, relatively short call dates (generally within three years) and a high likelihood of being redeemed.

The positive impacts of security selection were partially offset by allocation impacts during the year. Negative allocation impacts included the Fund's bias for lower duration securities, and its allocation to non-domestic securities, particularly within the Eurozone. Long duration and fixed-for-life securities outperformed during the period in which we saw a substantial rally in treasuries. Additionally, volatility driven by concerns about European banks and Brexit led to the underperformance of Eurozone securities. These negative allocation impacts were partially offset by security selection within both longer duration and Eurozone securities.

Outperformance during the period was driven by the Fund's security selection within categories including fixed-for-life securities, variable-rate securities, $25 par securities, $1000 par securities and domestic securities. The largest contributor was security selection within the retail $25 par market where the Fund's securities outperformed those in the blended benchmark by 6.5%. In the $25 par market, in which performance can be driven by flows into and out of funds that invest in these securities, including, indiscriminate buying by passive ETFs can cause inefficient markets, leaving more room to add gains through security selection. Security selection was aided by the Fund's focus on structure, which includes the importance of high back-ends - securities with a spread when they convert from fixed to float that are high relative to the

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

market and the issuer's expected cost of capital. This focus also includes the importance of excess spread to both government bonds and senior bonds within variable-rate and fixed-rate securities. This focus drove the Fund's outperformance during the bullish period despite having a more defensive portfolio.

MARKET AND FUND OUTLOOK

Recent economic data in the U.S. shows modest strength and low inflation while the rest of the world continues to show weak growth with markets supported by accommodative monetary policies. Although U.S. interest rates moved higher recently, they still remain low by historical standards. In this overall low rate environment, credit spreads generally remain fairly wide, supported by stable credit fundamentals within financials. Historically wide yield spreads of preferred and hybrid securities relative to both U.S. Treasuries and other credit spread products should drive positive performance in the asset class. Furthermore, we expect issuance in the preferred and hybrid market over the next year to be subdued relative to the first part of the Fund's fiscal year which should be a positive market technical factor in preferred and hybrid securities.

We will continue to actively manage the Fund to protect against the downside risks in the market while aiming to outperform in all market environments on a risk adjusted basis. With the potential for rate volatility, we believe it is prudent to maintain durations shorter than the blended benchmark, particularly if we can do so while paying dividends comparable to the blended benchmark yield. We also continue to favor structures with good rate protection and high current yields. Despite our expectation that the Federal Reserve will soon raise interest rates, we believe that a slowly growing U.S. economy, stable to improving corporate credit, and limited supply of new preferred issuance continue to be supportive of the preferred and hybrid markets.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of the First Trust Preferred Securities and Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             ----------------------------------------------------------------------------------------------------
                                                                         HYPOTHETICAL
                           ACTUAL EXPENSES                        (5% RETURN BEFORE EXPENSES)
             -------------------------------------------    ---------------------------------------
                               ENDING      EXPENSES PAID    BEGINNING      ENDING     EXPENSES PAID
               BEGINNING       ACCOUNT     DURING PERIOD     ACCOUNT      ACCOUNT     DURING PERIOD     ANNUALIZED
             ACCOUNT VALUE      VALUE        5/1/2016 -       VALUE        VALUE        5/1/2016 -       EXPENSE
               5/1/2016      10/31/2016    10/31/2016 (a)   5/1/2016     10/31/2016   10/31/2016 (a)    RATIOS (b)
------------------------------------------------------------------------------------------------------------------
Class A      $ 1,000.00       $ 1,063.60     $  7.26        $ 1,000.00   $ 1,018.10      $  7.10         1.40%
Class C        1,000.00         1,059.50       11.13          1,000.00     1,014.33        10.89         2.15
Class F        1,000.00         1,064.10        6.74          1,000.00     1,018.60         6.60         1.30
Class I        1,000.00         1,064.70        5.97          1,000.00     1,019.36         5.84         1.15
Class R3       1,000.00         1,062.40        8.55          1,000.00     1,016.84         8.36         1.65

(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period May 1, 2016 through October 31, 2016, multiplied by 184/366 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

                                                                      STATED        STATED
   SHARES                         DESCRIPTION                          RATE        MATURITY          VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
$25 PAR PREFERRED SECURITIES - 23.2%

               BANKS - 8.1%
       23,015  Bank of America Corp., Series W....................     6.63%          (a)       $      628,597
        2,462  Bank of America Corp., Series Y....................     6.50%          (a)               66,203
       30,000  Citigroup Capital XIII (b).........................     7.26%       10/30/40            780,300
       32,799  Citigroup, Inc., Series J (c)......................     7.13%          (a)              935,427
       50,000  Citigroup, Inc., Series K (c)......................     6.88%          (a)            1,434,500
       75,000  FNB Corp. (c)......................................     7.25%          (a)            2,234,250
       65,000  GMAC Capital Trust I, Series 2 (b).................     6.67%       02/15/40          1,659,450
       22,130  Huntington Bancshares, Inc., Series D..............     6.25%          (a)              592,199
       34,373  JPMorgan Chase & Co., Series BB....................     6.15%          (a)              916,728
       64,200  People's United Financial, Inc., Series A (c)......     5.63%          (a)            1,675,620
       17,530  PNC Financial Services Group, Inc., Series P (c)...     6.13%          (a)              494,346
       36,293  Regions Financial Corp., Series A..................     6.38%          (a)              942,892
       38,930  Royal Bank of Scotland Group PLC, Series L.........     5.75%          (a)              979,090
       21,613  Royal Bank of Scotland Group PLC, Series S.........     6.60%          (a)              549,619
       25,000  Wells Fargo & Co. (c)..............................     5.85%          (a)              666,000
       54,369  Wintrust Financial Corp., Series D (c).............     6.50%          (a)            1,533,749
                                                                                                --------------
                                                                                                    16,088,970
                                                                                                --------------
               CAPITAL MARKETS - 1.6%
       22,175  BGC Partners, Inc..................................     8.13%       06/15/42            578,768
        3,233  Goldman Sachs Group, Inc...........................     5.95%          (a)               83,476
        7,000  Morgan Stanley, Series E (c).......................     7.13%          (a)              204,260
       50,000  State Street Corp., Series G (c)...................     5.35%          (a)            1,338,500
       33,015  Stifel Financial Corp., Series A...................     6.25%          (a)              887,443
                                                                                                --------------
                                                                                                     3,092,447
                                                                                                --------------
               DIVERSIFIED FINANCIAL SERVICES - 1.1%
       86,967  KKR Financial Holdings LLC, Series A...............     7.38%          (a)            2,260,272
                                                                                                --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
           20  Qwest Corp.........................................     7.00%       02/01/56                529
                                                                                                --------------
               EQUITY REAL ESTATE INVESTMENT TRUSTS - 5.6%
       82,060  American Homes 4 Rent, Series A (d)................     5.00%          (a)            2,256,650
       85,975  American Homes 4 Rent, Series B (d)................     5.00%          (a)            2,407,300
       65,000  American Homes 4 Rent, Series E....................     6.35%          (a)            1,701,700
       11,300  DuPont Fabros Technology, Inc., Series C...........     6.63%          (a)              310,750
       38,740  EPR Properties, Series F...........................     6.63%          (a)            1,007,240
       64,603  Equity Commonwealth................................     5.75%       08/01/42          1,635,748
       12,060  Taubman Centers, Inc., Series J....................     6.50%          (a)              312,475
       52,600  VEREIT, Inc., Series F.............................     6.70%          (a)            1,410,732
                                                                                                --------------
                                                                                                    11,042,595
                                                                                                --------------
               FOOD PRODUCTS - 1.0%
       34,974  CHS, Inc., Series 1................................     7.88%          (a)            1,096,785
       32,002  CHS, Inc., Series 2 (c)............................     7.10%          (a)              947,259
                                                                                                --------------
                                                                                                     2,044,044
                                                                                                --------------
               INSURANCE - 5.1%
        7,100  Amtrust Financial Services, Inc....................     7.50%       09/15/55            189,428
        6,800  Aspen Insurance Holdings Ltd.......................     5.63%          (a)              173,876
       20,573  Aspen Insurance Holdings Ltd. (c)..................     5.95%          (a)              585,508
       30,000  Aspen Insurance Holdings Ltd.......................     7.25%          (a)              774,000
       24,391  Endurance Specialty Holdings Ltd., Series C........     6.35%          (a)              649,776


                        See Notes to Financial Statements                 Page 7

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                      STATED        STATED
   SHARES                         DESCRIPTION                          RATE        MATURITY          VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
       50,000  Hartford Financial Services Group, Inc. (c)........     7.88%       04/15/42     $    1,564,000
       14,443  National General Holdings Corp.....................     7.63%       09/15/55            371,907
       12,232  PartnerRe Ltd., Series F...........................     5.88%          (a)              317,420
       20,650  PartnerRe Ltd., Series G...........................     6.50%          (a)              587,906
       18,759  PartnerRe Ltd., Series H...........................     7.25%          (a)              559,018
       21,000  Phoenix Companies, Inc.............................     7.45%       01/15/32            399,657
      135,207  Reinsurance Group of America, Inc. (c).............     5.75%       06/15/56          3,877,737
                                                                                                --------------
                                                                                                    10,050,233
                                                                                                --------------
               INTERNET SOFTWARE & SERVICES - 0.4%
       32,787  EBay, Inc..........................................     6.00%       02/01/56            870,495
                                                                                                --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.3%
       24,597  United States Cellular Corp........................     7.25%       12/01/64            652,066
                                                                                                --------------
               TOTAL $25 PAR PREFERRED SECURITIES............................................       46,101,651
               (Cost $43,952,788)                                                               --------------

$100 PAR PREFERRED SECURITIES - 3.9%

               BANKS - 3.4%
       27,000  CoBank ACB, Series G...............................     6.13%          (a)            2,720,250
       32,500  CoBank ACB, Series F (c)...........................     6.25%          (a)            3,480,549
        5,500  Farm Credit Bank Of Texas (c) (e)..................     6.75%          (a)              595,547
                                                                                                --------------
                                                                                                     6,796,346
                                                                                                --------------
               CONSUMER FINANCE - 0.5%
       20,000  SLM Corp., Series B (b)............................     2.55%          (a)              989,376
                                                                                                --------------
               TOTAL $100 PAR PREFERRED SECURITIES...........................................        7,785,722
               (Cost $7,184,925)                                                                --------------

$1,000 PAR PREFERRED SECURITIES - 5.4%

               BANKS - 3.5%
          500  AgStar Financial Services ACA (c) (e) (f)..........     6.75%          (a)              530,437
        4,000  Farm Credit Bank Of Texas, Series 1 (e)............    10.00%          (a)            4,890,000
        1,261  Sovereign Real Estate Investment Trust (e) (f).....    12.00%          (a)            1,620,385
                                                                                                --------------
                                                                                                     7,040,822
                                                                                                --------------
               DIVERSIFIED FINANCIAL SERVICES - 0.2%
          300  Pitney Bowes International Holdings, Inc.,
                  Series F (e) (f)................................     6.13%          (a)              300,844
                                                                                                --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
        2,500  Centaur Funding Corp. (e) (f)......................     9.08%       04/21/20          2,962,500
                                                                                                --------------
               INSURANCE - 0.2%
          490  XLIT Ltd., Series D (b)............................     4.00%          (a)              388,325
                                                                                                --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES.........................................       10,692,491
               (Cost $11,021,612)                                                               --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

     PAR                                                              STATED        STATED
   AMOUNT                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
CAPITAL PREFERRED SECURITIES - 66.3%

               BANKS - 30.0%
$   1,500,000  Australia & New Zealand Banking Group
                  Ltd. (c) (g) (h)................................     6.75%          (a)       $    1,649,313
    2,000,000  Banco Bilbao Vizcaya Argentaria S.A. (c) (h).......     9.00%          (a)            2,083,750
    1,600,000  Banco Mercantil Del Norte S.A. (g) (h).............     5.75%       10/04/31          1,550,000
    3,750,000  Bank of America Corp., Series DD (c)...............     6.30%          (a)            4,101,187
    1,000,000  Bank of America Corp., Series M (c)................     8.13%          (a)            1,030,000
    1,500,000  Bank of America Corp., Series Z (c)................     6.50%          (a)            1,629,375
      500,000  Barclays PLC (c) (h)...............................     8.25%          (a)              507,688
    1,500,000  BNP Paribas S.A. (c) (g) (h).......................     7.63%          (a)            1,571,250
    1,000,000  Citigroup, Inc., Series E (c) (e)..................     8.40%          (a)            1,101,250
    1,250,000  Citigroup, Inc., Series R (c)......................     6.13%          (a)            1,308,313
    1,000,000  Citigroup, Inc., Series T (c)......................     6.25%          (a)            1,077,900
      500,000  Citizens Financial Group, Inc. (c).................     5.50%          (a)              493,750
    2,500,000  CoBank ACB, Series I (c)...........................     6.25%          (a)            2,707,082
    1,000,000  Commerzbank AG.....................................     8.13%       09/19/23          1,153,350
    1,000,000  Cooperatieve Rabobank UA (c) (g)...................    11.00%          (a)            1,208,650
      753,000  Cooperatieve Rabobank UA (c).......................    11.00%          (a)              910,113
    1,000,000  Credit Agricole S.A. (c) (g) (h)...................     8.13%          (a)            1,076,920
    2,000,000  Credit Agricole S.A. (c)...........................     8.38%          (a)            2,261,560
    2,000,000  Dresdner Funding Trust I...........................     8.15%       06/30/31          2,384,180
    1,000,000  HSBC Capital Funding L.P. (c)......................    10.18%          (a)            1,512,500
    1,000,000  JPMorgan Chase & Co., Series S (c).................     6.75%          (a)            1,111,250
      500,000  KeyCorp Capital II (e).............................     6.88%       03/17/29            557,233
    1,700,000  KeyCorp, Series D (c)..............................     5.00%          (a)            1,673,225
    1,000,000  Lloyds Bank PLC (c) (g)............................    12.00%          (a)            1,366,250
    1,500,000  M&T Bank Corporation, Series F (c).................     5.13%          (a)            1,513,125
    1,800,000  Macquarie Bank Ltd. (c) (h)........................    10.25%       06/20/57          1,889,010
    1,298,000  Natixis S.A. (c)...................................    10.00%          (a)            1,444,025
    1,664,000  PNC Financial Services Group, Inc. (c).............     6.75%          (a)            1,849,120
    1,000,000  PNC Financial Services, Series S (c)...............     5.00%          (a)            1,001,020
    4,000,000  Royal Bank of Scotland Group PLC (c) (h)...........     8.63%          (a)            3,990,000
    1,500,000  Societe Generale S.A. (c) (g) (h)..................     7.38%          (a)            1,491,000
      800,000  Standard Chartered PLC (c) (g) (h).................     7.50%          (a)              807,500
    4,000,000  Wells Fargo & Co., Series K (c)....................     7.98%          (a)            4,175,000
    1,000,000  Wells Fargo & Co., Series U (c)....................     5.88%          (a)            1,075,625
    4,000,000  Zions Bancorporation, Series J (c).................     7.20%          (a)            4,285,000
                                                                                                --------------
                                                                                                    59,546,514
                                                                                                --------------
               CAPITAL MARKETS - 1.3%
       87,000  Charles Schwab Corp. (c)...........................     7.00%          (a)              102,116
    1,000,000  Credit Suisse Group AG (c) (g) (h).................     7.50%          (a)            1,037,500
      500,000  Goldman Sachs Group, Inc., Series L (c)............     5.70%          (a)              506,875
    1,000,000  UBS Group AG (c) (h)...............................     7.13%          (a)            1,026,250
                                                                                                --------------
                                                                                                     2,672,741
                                                                                                --------------
               DIVERSIFIED FINANCIAL SERVICES - 0.3%
      665,000  Glen Meadow Pass-Through Trust (c) (g).............     6.51%       02/12/67            525,350
                                                                                                --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
    1,000,000  Koninklijke KPN N.V. (c)...........................     7.00%       03/28/73          1,095,250
                                                                                                --------------
               ELECTRIC UTILITIES - 5.8%
    3,500,000  Emera, Inc., Series 16-A (c).......................     6.75%       06/15/76          3,874,563
    3,000,000  Enel S.p.A. (c) (g)................................     8.75%       09/24/73          3,508,500
    1,500,000  PPL Capital Funding, Inc., Series A (c)............     6.70%       03/30/67          1,345,959


                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

     PAR                                                              STATED        STATED
   AMOUNT                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               ELECTRIC UTILITIES (CONTINUED)
    2,500,000  Southern California Edison Co., Series E (c).......     6.25%          (a)       $    2,796,875
                                                                                                --------------
                                                                                                    11,525,897
                                                                                                --------------
               ENERGY EQUIPMENT & SERVICES - 1.5%
    2,800,000  Transcanda Trust, Series 16-A (c)..................     5.88%       08/15/76          3,003,000
                                                                                                --------------
               FOOD PRODUCTS - 4.0%
    1,300,000  Dairy Farmers of America (e) (f)...................     7.13%          (a)            1,358,500
    3,000,000  Land O'Lakes Capital Trust I (g)...................     7.45%       03/15/28          3,450,000
    3,000,000  Land O'Lakes, Inc. (e) (f).........................     8.00%          (a)            3,180,000
                                                                                                --------------
                                                                                                     7,988,500
                                                                                                --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.6%
    1,075,000  AES Gener S.A. (c).................................     8.38%       12/18/73          1,144,875
                                                                                                --------------
               INDUSTRIAL CONGLOMERATES - 1.7%
      966,000  General Electric Co. (c)...........................     6.38%       11/15/67            998,603
    2,250,000  General Electric Co., Series D (c).................     5.00%          (a)            2,386,462
                                                                                                --------------
                                                                                                     3,385,065
                                                                                                --------------
               INSURANCE - 19.2%
    1,000,000  AG Insurance S.A. N.V. (c).........................     6.75%          (a)            1,065,000
    4,200,000  Aquarius & Investments PLC for Swiss
                  Reinsurance Co., Ltd. (c).......................     8.25%          (a)            4,522,442
    1,215,000  Assured Guaranty Municipal Holdings, Inc. (c) (g)..     6.40%       12/15/66          1,001,160
      500,000  Aviva PLC..........................................     8.25%          (a)              529,645
    2,500,000  Catlin Insurance Co., Ltd. (c) (g).................     7.25%          (a)            2,018,750
    1,000,000  CNP Assurances (c).................................     6.88%          (a)            1,076,918
    2,500,000  CNP Assurances (c).................................     7.50%          (a)            2,680,440
    3,300,000  Friends Life Holdings PLC (c)......................     7.88%          (a)            3,568,620
    2,500,000  La Mondiale SAM (c)................................     7.63%          (a)            2,690,625
    2,663,000  Liberty Mutual Group, Inc. (g).....................     7.80%       03/15/37          3,135,683
    3,285,000  Liberty Mutual Group, Inc. (c).....................    10.75%       06/15/58          4,976,775
    1,587,000  Metlife Capital Trust X (g)........................     9.25%       04/08/38          2,315,433
    1,250,000  Metlife, Inc.......................................    10.75%       08/01/39          2,046,875
    1,000,000  Prudential Financial, Inc. (c).....................     5.63%       06/15/43          1,076,250
    1,500,000  QBE Capital Funding III Ltd. (c)...................     7.25%       05/24/41          1,700,625
      500,000  QBE Capital Funding III Ltd. (c) (g)...............     7.25%       05/24/41            565,000
    2,500,000  QBE Insurance Group Ltd. (c).......................     6.75%       12/02/44          2,736,250
      500,000  Sirius International Group Ltd. (c) (e) (f)........     7.51%          (a)              504,375
                                                                                                --------------
                                                                                                    38,210,866
                                                                                                --------------
               OIL, GAS & CONSUMABLE FUELS - 1.1%
    1,000,000  Enbridge Energy Partners L.P. (c)..................     8.05%       10/01/37            911,450
    1,155,000  Enterprise Products Operating LLC, Series B (c)....     7.03%       01/15/68          1,219,391
                                                                                                --------------
                                                                                                     2,130,841
                                                                                                --------------
               TRANSPORTATION INFRASTRUCTURE - 0.2%
      400,000  AerCap Global Aviation Trust (c) (g)...............     6.50%       06/15/45            414,000
                                                                                                --------------
               TOTAL CAPITAL PREFERRED SECURITIES............................................      131,642,899
               (Cost $130,005,067)                                                              --------------

               TOTAL INVESTMENTS - 98.8%.....................................................      196,222,763
               (Cost $192,164,392) (i)
               NET OTHER ASSETS AND LIABILITIES - 1.2%.......................................        2,385,427
                                                                                                --------------
               NET ASSETS - 100.0%...........................................................   $  198,608,190
                                                                                                ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2016.

(e) Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933 Act, as amended ("the "1933 Act), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $28,692,259 or 14.4% of net assets.

(h) This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2016, securities noted as such amounted to $18,680,181 or 9.4% of managed assets. Of these securities, 8.3% originated in emerging markets and 91.7% originated in foreign markets.

(i) Aggregate cost for federal income tax purposes is $191,908,450. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,256,816 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,942,503.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2016        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
$25 Par Preferred Securities:
   Insurance.........................................  $  10,050,233   $   9,650,576   $     399,657   $          --
   Other industry categories*........................     36,051,418      36,051,418              --              --
                                                       -------------   -------------   -------------   -------------
Total $25 Par Preferred Securities...................     46,101,651      45,701,994         399,657              --
$100 Par Preferred Securities:
   Banks.............................................      6,796,346              --       6,796,346              --
   Consumer Finance..................................        989,376         989,376              --              --
                                                       -------------   -------------   -------------   -------------
Total $100 Par Preferred Securities..................      7,785,722         989,376       6,796,346              --
$1,000 Par Preferred Securities*.....................     10,692,491              --      10,692,491              --
Capital Preferred Securities*........................    131,642,899              --     131,642,899              --
                                                       -------------   -------------   -------------   -------------
Total Investments....................................  $ 196,222,763   $  46,691,370   $ 149,531,393   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


                        See Notes to Financial Statements                Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
   (Cost $192,164,392)................................................................................   $ 196,222,763
Cash..................................................................................................       1,183,122
Receivables:
   Interest...........................................................................................       1,983,734
   Investment securities sold.........................................................................       1,522,944
   Fund shares sold...................................................................................       3,002,039
   Dividends..........................................................................................          93,360
Prepaid expenses......................................................................................           2,096
Other assets..........................................................................................           8,438
                                                                                                         -------------
   Total Assets.......................................................................................     204,018,496
                                                                                                         -------------
LIABILITIES:
Payables:
   Investment securities purchased....................................................................       4,154,126
   Fund shares repurchased............................................................................         820,235
   12b-1 distribution and service fees................................................................          99,189
   Distributions payable..............................................................................          98,295
   Investment advisory fees...........................................................................          84,506
   Audit and tax fees.................................................................................          33,200
   Transfer agent fees................................................................................          32,157
   Legal fees.........................................................................................          27,068
   Printing fees......................................................................................          25,886
   Administrative fees................................................................................          13,727
   Registration fees..................................................................................           7,070
   Custodian fees.....................................................................................           4,459
   Commitment fees....................................................................................           3,710
   Trustees' fees and expenses........................................................................           1,458
   Financial reporting fees...........................................................................             771
Other liabilities.....................................................................................           4,449
                                                                                                         -------------
   Total Liabilities..................................................................................       5,410,306
                                                                                                         -------------
NET ASSETS............................................................................................   $ 198,608,190
                                                                                                         =============
NET ASSETS CONSIST OF:
Paid-in capital.......................................................................................   $ 205,890,235
Par value ($0.01 per share with an unlimted number of shares authorized)..............................          91,578
Accumulated net investment income (loss)..............................................................         763,275
Accumulated net realized gain (loss) on investments...................................................     (12,195,269)
Net unrealized appreciation (depreciation) on investments.............................................       4,058,371
                                                                                                         -------------
NET ASSETS............................................................................................   $ 198,608,190
                                                                                                         =============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $35,468,437 and 1,639,751
      shares of beneficial interest issued and outstanding)...........................................   $       21.63
   Maximum sales charge (4.50% of offering price).....................................................            1.02
                                                                                                         -------------
   Maximum offering price to public...................................................................   $       22.65
                                                                                                         =============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $51,004,490 and 2,353,552
      shares of beneficial interest issued and outstanding)...........................................   $       21.67
                                                                                                         =============
CLASS F SHARES:
   Net asset value and redemption price per share (Based on net assets of $5,024,702 and 230,297
      shares of beneficial interest issued and outstanding)...........................................   $       21.82
                                                                                                         =============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $106,393,100 and 4,901,035
      shares of beneficial interest issued and outstanding)...........................................   $       21.71
                                                                                                         =============
CLASS R3 SHARES:
   Net asset value and redemption price per share (Based on net assets of $717,461 and 33,206
      shares of beneficial interest issued and outstanding)...........................................   $       21.61
                                                                                                         =============


Page 12                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest .............................................................................................   $   7,852,543
Dividends ............................................................................................       3,965,246
Other.................................................................................................           1,776
                                                                                                         -------------
   Total investment income............................................................................      11,819,565
                                                                                                         -------------
EXPENSES:
Investment advisory fees..............................................................................       1,377,540
12b-1 distribution and/or service fees:
   Class A............................................................................................          75,342
   Class C............................................................................................         471,333
   Class F............................................................................................           6,615
   Class R3...........................................................................................           1,656
Transfer agent fees...................................................................................         177,552
Registration fees.....................................................................................         145,891
Administrative fees...................................................................................          73,182
Legal fees............................................................................................          60,033
Printing fees.........................................................................................          42,171
Expenses previously waived or reimbursed..............................................................          40,603
Audit and tax fees....................................................................................          34,351
Commitment fees.......................................................................................          33,626
Custodian fees........................................................................................          28,933
Trustees' fees and expenses...........................................................................          17,739
Excise tax expense....................................................................................          17,335
Financial reporting fees..............................................................................           9,250
Listing expense.......................................................................................           3,000
Other.................................................................................................           6,500
                                                                                                         -------------
   Total expenses.....................................................................................       2,622,652
   Fees waived or expenses reimbursed by the investment advisor.......................................         (70,141)
                                                                                                         -------------
Net expenses..........................................................................................       2,552,511
                                                                                                         -------------
NET INVESTMENT INCOME (LOSS)..........................................................................       9,267,054
                                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Net realized gain (loss) on investments............................................................      (1,017,162)
   Net change in unrealized appreciation (depreciation)...............................................       4,709,234
                                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................................................       3,692,072
                                                                                                         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................   $  12,959,126
                                                                                                         =============


                        See Notes to Financial Statements                Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE         FOR THE
                                                                                          YEAR ENDED      YEAR ENDED
                                                                                          10/31/2016      10/31/2015
                                                                                         -------------   -------------
OPERATIONS:
Net investment income (loss).........................................................    $   9,267,054   $   8,701,285
Net realized gain (loss).............................................................       (1,017,162)        372,486
Net change in unrealized appreciation (depreciation).................................        4,709,234      (1,448,520)
                                                                                         -------------   -------------
Net increase (decrease) in net assets resulting from operations......................       12,959,126       7,625,251
                                                                                         -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares.......................................................................       (1,636,847)     (1,690,247)
Class C Shares.......................................................................       (2,206,079)     (2,016,097)
Class F Shares.......................................................................         (242,014)       (152,397)
Class I Shares.......................................................................       (5,104,605)     (4,338,486)
Class R3 Shares......................................................................          (17,199)        (19,214)
                                                                                         -------------   -------------
                                                                                            (9,206,744)     (8,216,441)
                                                                                         -------------   -------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................       91,244,153      56,294,234
Proceeds from shares reinvested......................................................        8,118,073       7,209,207
Cost of shares redeemed..............................................................      (67,454,788)    (52,197,485)
                                                                                         -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions............       31,907,438      11,305,956
                                                                                         -------------   -------------
Total increase (decrease) in net assets..............................................       35,659,820      10,714,766

NET ASSETS:
Beginning of period..................................................................      162,948,370     152,233,604
                                                                                         -------------   -------------
End of period........................................................................    $ 198,608,190   $ 162,948,370
                                                                                         =============   =============
Accumulated net investment income (loss) at end of period............................    $     763,275   $     146,400
                                                                                         =============   =============


Page 14                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------
CLASS A SHARES                                      2016         2015         2014         2013         2012
                                                -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..........    $ 21.13      $ 21.20      $ 20.27      $ 22.42      $ 20.10
                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       1.16 (a)     1.18 (a)     1.14 (a)     0.98 (a)     0.89 (a)
Net realized and unrealized gain (loss).......       0.49        (0.13)        0.91        (1.91)        2.55
                                                  -------      -------      -------      -------      -------
Total from investment operations..............       1.65         1.05         2.05        (0.93)        3.44
                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................      (1.15)       (1.12)       (1.09)       (0.98)       (1.12)
Net realized gain.............................         --           --           --        (0.09)       (0.00) (b)
Return of capital.............................         --           --        (0.03)       (0.15)          --
                                                  -------      -------      -------      -------      -------
Total distributions...........................      (1.15)       (1.12)       (1.12)       (1.22)       (1.12)
                                                  -------      -------      -------      -------      -------
Net asset value, end of period................    $ 21.63      $ 21.13      $ 21.20      $ 20.27      $ 22.42
                                                  =======      =======      =======      =======      =======

TOTAL RETURN (c)..............................       8.09%        5.05%       10.35%       (4.36)%      17.60%
                                                  =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........    $35,468      $28,585      $32,874      $90,286      $83,717
Ratio of total expenses to average net
   assets.....................................       1.51% (d)    1.50% (d)    1.40%        1.44%        1.83%
Ratio of net expenses to average net assets...       1.41% (d)    1.41% (d)    1.40%        1.40%        1.40%
Ratio of net investment income (loss) to
   average net assets.........................       5.50%        5.55%        5.47%        4.52%        4.13%
Portfolio turnover rate.......................         71%         123%         170%          60%          60%

(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) For the years ended October 31, 2016, and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.


                        See Notes to Financial Statements                Page 15

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------
CLASS C SHARES                                      2016         2015         2014         2013         2012
                                                -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..........    $ 21.17      $ 21.24      $ 20.30      $ 22.45      $ 20.13
                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       1.01 (a)     1.02 (a)     0.99 (a)     0.83 (a)     0.73 (a)
Net realized and unrealized gain (loss).......       0.48        (0.13)        0.91        (1.93)        2.55
                                                  -------      -------      -------      -------      -------
Total from investment operations..............       1.49         0.89         1.90        (1.10)        3.28
                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................      (0.99)       (0.96)       (0.94)       (0.84)       (0.96)
Net realized gain.............................         --           --           --        (0.08)       (0.00) (b)
Return of capital.............................         --           --        (0.02)       (0.13)          --
                                                  -------      -------      -------      -------      -------
Total distributions...........................      (0.99)       (0.96)       (0.96)       (1.05)       (0.96)
                                                  -------      -------      -------      -------      -------
Net asset value, end of period................    $ 21.67      $ 21.17      $ 21.24      $ 20.30      $ 22.45
                                                  =======      =======      =======      =======      =======
TOTAL RETURN (c)..............................       7.27%        4.26%        9.56%       (5.03)%      16.70%
                                                  =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........    $51,004      $45,093      $45,248      $55,376      $36,681
Ratio of total expenses to average net
   assets.....................................       2.17% (d)    2.16% (d)    2.18%        2.17%        2.66%
Ratio of net expenses to average net assets...       2.16% (d)    2.16% (d)    2.15%        2.15%        2.15%
Ratio of net investment income (loss) to
   average net assets.........................       4.76%        4.79%        4.75%        3.81%        3.36%
Portfolio turnover rate.......................         71%         123%         170%          60%          60%

(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.


Page 16                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------
CLASS F SHARES                                      2016         2015         2014         2013         2012
                                                -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..........    $ 21.31      $ 21.37      $ 20.42      $ 22.59      $ 20.12
                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       1.18 (a)     1.23 (a)     1.18 (a)     1.02 (a)     0.89 (a)
Net realized and unrealized gain (loss).......       0.50        (0.15)        0.91        (1.95)        2.72
                                                  -------      -------      -------      -------      -------
Total from investment operations..............       1.68         1.08         2.09        (0.93)        3.61
                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................      (1.17)       (1.14)       (1.11)       (1.01)       (1.14)
Net realized gain.............................         --           --           --        (0.08)       (0.00) (b)
Return of capital.............................         --           --        (0.03)       (0.15)          --
                                                  -------      -------      -------      -------      -------
Total distributions...........................      (1.17)       (1.14)       (1.14)       (1.24)       (1.14)
                                                  -------      -------      -------      -------      -------
Net asset value, end of period................    $ 21.82      $ 21.31      $ 21.37      $ 20.42      $ 22.59
                                                  =======      =======      =======      =======      =======
TOTAL RETURN (c)..............................       8.18%        5.16%       10.48%       (4.32)%      18.47%
                                                  =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........    $ 5,025      $ 2,501      $ 2,617      $ 3,735      $ 4,012
Ratio of total expenses to average net
   assets.....................................       1.70% (d)    1.92%        1.81%        1.58%        3.71%
Ratio of net expenses to average net assets...       1.31% (d)    1.30%        1.30%        1.30%        1.30%
Ratio of net investment income (loss) to
   average net assets.........................       5.55%        5.70%        5.64%        4.63%        4.09%
Portfolio turnover rate.......................         71%         123%         170%          60%          60%

(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.


                        See Notes to Financial Statements                Page 17

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------
CLASS I SHARES                                      2016         2015         2014         2013         2012
                                                -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..........    $ 21.21      $ 21.27      $ 20.33      $ 22.47      $ 20.15
                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       1.22 (a)     1.23 (a)     1.20 (a)     1.04 (a)     0.92 (a)
Net realized and unrealized gain (loss).......       0.48        (0.12)        0.91        (1.91)        2.57
                                                  -------      -------      -------      -------      -------
Total from investment operations..............       1.70         1.11         2.11        (0.87)        3.49
                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................      (1.20)       (1.17)       (1.14)       (1.03)       (1.17)
Net realized gain.............................         --           --           --        (0.09)       (0.00) (b)
Return of capital.............................         --           --        (0.03)       (0.15)          --
                                                  -------      -------      -------      -------      -------
Total distributions...........................      (1.20)       (1.17)       (1.17)       (1.27)       (1.17)
                                                  -------      -------      -------      -------      -------
Net asset value, end of period................    $ 21.71      $ 21.21      $ 21.27      $ 20.33      $ 22.47
                                                  =======      =======      =======      =======      =======
TOTAL RETURN (c)..............................       8.33%        5.35%       10.65%       (4.06)%      17.84%
                                                  =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........   $106,393      $86,412      $71,094      $58,700      $45,432
Ratio of total expenses to average net
   assets.....................................       1.16% (d)    1.16% (d)    1.15%        1.23%        1.46%
Ratio of net expenses to average net assets...       1.16% (d)    1.16% (d)    1.15%        1.15%        1.15%
Ratio of net investment income (loss) to
   average net assets.........................       5.74%        5.80%        5.74%        4.79%        4.20%
Portfolio turnover rate.......................         71%         123%         170%          60%          60%

(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.


Page 18                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------
CLASS R3 SHARES                                     2016         2015         2014         2013         2012
                                                -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..........    $ 21.13      $ 21.20      $ 20.26      $ 22.41      $ 20.11
                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       1.11 (a)     1.13 (a)     1.09 (a)     0.93 (a)     0.80 (a)
Net realized and unrealized gain (loss).......       0.47        (0.14)        0.92        (1.92)        2.56
                                                  -------      -------      -------      -------      -------
Total from investment operations..............       1.58         0.99         2.01        (0.99)        3.36
                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................      (1.10)       (1.06)       (1.04)       (0.92)       (1.06)
Net realized gain.............................         --           --           --        (0.10)       (0.00) (b)
Return of capital.............................         --           --        (0.03)       (0.14)          --
                                                  -------      -------      -------      -------      -------
Total distributions...........................      (1.10)       (1.06)       (1.07)       (1.16)       (1.06)
                                                  -------      -------      -------      -------      -------
Net asset value, end of period................    $ 21.61      $ 21.13      $ 21.20      $ 20.26      $ 22.41
                                                  =======      =======      =======      =======      =======
TOTAL RETURN (c)..............................       7.73%        4.79%       10.14%       (4.61)%      17.19%
                                                  =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........    $   717      $   357      $   401      $   478      $   615
Ratio of total expenses to average net
   assets.....................................       7.42% (d)    6.56% (d)    5.74%        4.87%       11.51%
Ratio of net expenses to average net assets...       1.66% (d)    1.66% (d)    1.65%        1.65%        1.65%
Ratio of net investment income (loss) to
   average net assets.........................       5.25%        5.30%        5.25%        4.25%        3.66%
Portfolio turnover rate.......................         71%         123%         170%          60%          60%

(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50% effective December 15, 2011, and 0.75% prior to December 15, 2011, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified, open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016


      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold real estate investment trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2016, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                        ACQUISITION     SHARES/     CURRENT      CARRYING                      % OF
SECURITY                                    DATE       PAR AMOUNT    PRICE         COST          VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AgStar Financial Services ACA, 6.75%      7/31/15             500  $1,060.87    $  526,250    $   530,437     0.27%
Centaur Funding Corp., 9.08%, 4/21/20  7/17/14-1/9/15       2,500   1,185.00     3,128,350      2,962,500      1.49
Dairy Farmers of America, 7.13%        9/15/16-10/4/16 $1,300,000      1.045     1,316,875      1,358,500      0.68
Land O'Lakes, Inc., 8.00%                 7/9/15       $3,000,000      1.060     3,000,000      3,180,000      1.60
Pitney Bowes International Holdings,
   Inc., Series F, 6.13%                  4/7/15              300   1,002.81       315,375        300,844      0.15
Sirius International Group Ltd, 7.51%    5/19/15       $  500,000      1.009       525,000        504,375      0.25
Sovereign Real Estate Investment
   Trust, 12.00%                       2/5/15-3/22/16       1,261   1,285.00     1,657,803      1,620,385      0.82
                                                                                ------------------------------------
                                                                                $10,469,653   $10,457,041     5.26%
                                                                                ------------------------------------

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016


Permanent differences incurred during the year ended October 31, 2016, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $556,565, a decrease in accumulated net realized gain (loss) on investments of $539,230 and a decrease to paid-in capital of $17,335. Net assets were not affected by these reclassifications

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                         2016             2015
Ordinary income............................  $  9,206,744     $  8,216,441

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income..............  $    298,497
Undistributed capital gains................            --
                                             ------------
Total undistributed earnings...............       298,497
Accumulated capital and other losses.......   (11,986,433)
Net unrealized appreciation (depreciation).     4,314,313
                                             ------------
Total accumulated earnings (losses)........    (7,373,623)
Other......................................            --
Paid-in capital............................   205,981,813
                                             ------------
Net assets.................................  $198,608,190
                                             ============

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, for federal income tax purposes, the Fund had a capital loss carryforward of $11,986,433 available, to the extent provided by regulations, to offset future capital gains.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the Securities and Exchange Commission (the "SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of average daily net assets that is paid by First Trust out of its investment advisory fee.

First Trust and Stonebridge have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of Shares of the Fund (the "Expense Cap") until February 28, 2018 and then will not exceed 1.50% from March 1, 2018 to February 28, 2027 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on a Fund class level by First Trust and Stonebridge up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Stonebridge. Class I amounts are included as "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2016 and the expenses borne by First Trust and Stonebridge subject to recovery for the periods indicated were as follows:

                                                EXPENSES SUBJECT TO RECOVERY
                                     ----------------------------------------------------------------------
                                      YEAR ENDED         YEAR ENDED         YEAR ENDED
  ADVISORY            EXPENSE         OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FEE WAIVER        REIMBURSEMENT         2014               2015               2016               TOTAL
-------------      -------------     -------------      -------------      -------------      -------------
   $70,141           $      --          $50,893            $67,919            $70,141            $188,953

During the year ended October 31, 2016, First Trust recovered $40,603 of fees that were previously waived.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2016                  OCTOBER 31, 2015
                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                       591,247    $  12,534,279          465,300    $   9,878,142
     Class C                       661,312       14,050,042          281,791        5,999,358
     Class F                       399,627        8,541,027          146,344        3,141,137
     Class I                     2,620,498       55,678,827        1,750,444       37,275,597
     Class R3                       20,424          439,978               --               --
                                ----------    -------------       ----------    -------------
Total Sales:                     4,293,108    $  91,244,153        2,643,879    $  56,294,234
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                        52,224    $   1,104,127           52,174    $   1,108,173
     Class C                        92,326        1,954,563           82,508        1,754,763
     Class F                         9,174          195,634            4,515           96,604
     Class I                       229,195        4,862,092          199,494        4,249,667
     Class R3                           77            1,657               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       382,996    $   8,118,073          338,691    $   7,209,207
                                ==========    =============       ==========    =============

Redemptions:
     Class A                      (356,446)   $  (7,531,465)        (715,203)   $ (15,165,198)
     Class C                      (530,054)     (11,218,663)        (364,533)      (7,754,300)
     Class F                      (295,868)      (6,275,621)        (155,982)      (3,333,308)
     Class I                    (2,023,609)     (42,340,985)      (1,216,841)     (25,901,934)
     Class R3                       (4,206)         (88,054)          (2,012)         (42,745)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (3,210,183)   $ (67,454,788)      (2,454,571)   $ (52,197,485)
                                ==========    =============       ==========    =============

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 2016, were $153,260,263 and $121,470,823, respectively.

                                 6. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV entered into a $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment amount was $80,000,000 and the commitment fee was 0.15% First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

The Fund did not have any borrowings outstanding during the year ended October 31, 2016.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2016


                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On December 16, 2016, the commitment amount under the Credit Agreement with Scotia was increased to $180 million.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 56.56% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2016. 33.04% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2016, qualify for corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

INTEREST RATE RISK: If interest rates rise, the prices of fixed-rate preferred securities and other fixed-rate debt securities held by the Fund will fall.

PREFERRED SECURITIES RISK: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

CURRENCY RISK: Although the Fund's net asset value is determined on the basis of U.S. dollars, because the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

DEPOSITARY RECEIPTS RISK: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity share into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

FINANCIAL COMPANY RISK: The Fund invests in the securities of financial companies, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, REITs and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REIT RISK: Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

NON U.S. SECURITIES RISK: The Fund may invest in securities of non U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fees for the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the perspective of the Fund and the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's advisory fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the Advisor and Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2018 and agreed to keep the long-term expense cap in place from March 1, 2018 through February 28, 2027. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor and Sub-Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult;
(ii) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale; and (iii) only two of the peer funds employ an advisor/sub-advisor management structure and none of the peer funds employs an advisor/sub advisor management structure with an unaffiliated sub-advisor. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds in the MPI Peer Group. The Board noted that the Fund's total (net) expense ratio (Class A shares) was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the MPI Peer Group average for the one-year period and underperformed the MPI Peer Group average for the three year period ended December 31, 2015. The Board also noted that the Fund (Class A shares) outperformed the blended benchmark index for the one-year period and underperformed the blended benchmark index for the three-year period ended December 31, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 distribution and service fees and that First Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's expenses in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund and commitment to add additional personnel if assets increase. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered information provided by the Sub-Advisor with respect to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND              AND LENGTH OF                 PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term     Physician; President, Wheaton Orthopedics;       137        None
c/o First Trust Advisors L.P.                         Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Trust         Limited Partnership; Member, Sportsmed
  Suite 400 LLC                   Inception           (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term     President, ADM Investor Services, Inc.           137        Director of ADM
c/o First Trust Advisors L.P.                         (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Trust                                                                     Inc. and ADM
  Suite 400                       Inception                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term     President, Hibs Enterprises (Financial           137        Director of Trust
c/o First Trust Advisors L.P.                         and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Trust                                                                     Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term     Managing Director and Chief Operating            137        Director of
c/o First Trust Advisors L.P.                         Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Trust         Harapan Educational Foundation (Educational                 Transport, Inc.
  Suite 400                       Inception           Products and Services); President and Chief                 (May 2003 to
Wheaton, IL 60187                                     Executive Officer (June 2012 to September                   May 2014)
D.O.B.: 03/54                                         2014), Servant Interactive LLC (Educational
                                                      Products and Services); President and Chief
                                                      Executive Officer (June 2012 to September
                                                      2014), Dew Learning LLC (Educational
                                                      Products and Services); President (June 2002
                                                      to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Indefinite Term     Chief Executive Officer, First Trust             137        None
and Chairman of the Board                             Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Trust         L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception           BondWave LLC (Software Development Company)
Wheaton, IL 60187                                     and Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                         Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                              POSITION AND                TERM OF OFFICE
     NAME, ADDRESS               OFFICES                   AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH           WITH TRUST                     SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                           o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.; Chief Financial Officer,
                                                                               BondWave LLC (Software Development Company)
                                                                               (January 2016 to Present) and Stonebridge Advisors
                                                                               LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade          Treasurer, Chief             o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Financial Officer and                                 President (April 2012 to July 2016), First Trust
  Suite 400              Chief Accounting Officer     o Since January 2016     Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors, LLC/
                                                                               Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General
  Suite 400                                           o Since Trust Inception  Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                              Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist      Vice President               o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                           o Since Trust Inception  Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher          Chief Compliance             o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    Officer and                                           and First Trust Portfolios L.P.
  Suite 400              Assistant Secretary          o Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        since Trust
                                                        Inception


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
10 Westport Road
Suite C101
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19810

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust/Confluence
        Small Cap Value Fund
        -----------------------------------------
        Annual Report
        For the Year Ended
        October 31, 2016

CONFLUENCE INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter ..........................................................  1
At a Glance .................................................................  2
Portfolio Commentary ........................................................  4
Understanding Your Fund Expenses ............................................  6
Portfolio of Investments ....................................................  7
Statement of Assets and Liabilities .........................................  9
Statement of Operations ..................................................... 10
Statements of Changes in Net Assets ......................................... 11
Financial Highlights ........................................................ 12
Notes to Financial Statements ............................................... 15
Report of Independent Registered Public Accounting Firm...................... 21
Additional Information....................................................... 22
Board of Trustees and Officers............................................... 26
Privacy Policy............................................................... 28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust/Confluence Small Cap Value Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
                                                NET ASSET
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND    VALUE (NAV)
-----------------------------------------------------------
Class A (FOVAX)                                  $27.81
Class C (FOVCX)                                  $25.61
Class I (FOVIX)                                  $28.40
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                             INVESTMENTS
-----------------------------------------------------------
MTS Systems Corp.                                 3.9%
Exponent, Inc.                                    3.8
Potbelly Corp.                                    3.8
Patterson Cos., Inc.                              3.7
Raven Industries, Inc.                            3.7
Bank of Marin Bancorp.                            3.7
Snyder's-Lance, Inc.                              3.5
Graco, Inc.                                       3.4
Gladstone Commercial Corp.                        3.4
Advisory Board (The) Co.                          3.4
-----------------------------------------------------------
                                        Total    36.3%
                                               =======


-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                            INVESTMENTS
-----------------------------------------------------------
Industrials                                      35.7%
Financials                                       18.7
Health Care                                      18.2
Real Estate                                       9.9
Information Technology                            6.9
Consumer Discretionary                            5.4
Consumer Staples                                  5.2
-----------------------------------------------------------
                                        Total   100.0%
                                               =======

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2016 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Russell 2000(R) Value Index and the Russell 2000(R) Index from 1/11/2011 through 10/31/2016.

            First Trust/Confluence
            Small Cap Value Fund -        Russell 2000(R)        Russell 2000(R)
                Class I Shares         Value Index ("R2000V")    Index ("R2000")
1/11/11            $10,000                    $10,000               $10,000
4/30/11             10,730                     10,966                10,716
10/31/11             9,790                      9,457                 9,261
4/30/12             10,554                     10,499                10,323
10/31/12            10,951                     10,599                10,601
4/30/13             12,260                     12,309                12,307
10/31/13            13,892                     14,023                14,389
4/30/14             14,285                     14,720                14,832
10/31/14            15,214                     15,129                15,548
4/30/15             15,626                     15,439                16,271
10/31/15            15,403                     14,693                15,601
4/30/16             15,847                     14,866                15,305
10/31/16            16,552                     15,987                16,243

----------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2016
----------------------------------------------------------------------------------------------------------------------
                          A SHARES                  C SHARES                 I SHARES
                     Inception 2/24/2011       Inception 3/2/2011       Inception 1/11/2011      R2000V*       R2000*
----------------------------------------------------------------------------------------------------------------------
                                                          W/MAX
                                                          1.00%
                                  W/MAX                 CONTINGENT
                       W/O        5.50%         W/O      DEFERRED               W/O                W/O           W/O
                      SALES       SALES        SALES      SALES                SALES              SALES         SALES
AVERAGE ANNUAL       CHARGES     CHARGE       CHARGES     CHARGE              CHARGES            CHARGES       CHARGES
TOTAL RETURNS
1 Year                7.22%      1.32%         6.28%       5.28%               7.46%              8.81%        4.11%
5 Years              10.59%      9.35%         9.61%       9.61%              11.07%             11.63%       11.51%
Since Inception       8.72%      7.64%         7.18%       7.18%               9.07%              8.42%        8.72%
----------------------------------------------------------------------------------------------------------------------

* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the sub-advisor to First Trust/Confluence Small Cap Value Fund (the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

MARK KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER DANIEL WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
CHRIS STEIN - VICE PRESIDENT AND PORTFOLIO MANAGER
THOMAS DUGAN, CFA - ASSOCIATE VICE PRESIDENT AND PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

For the Fund's fiscal year ended October 31, 2016, the small capitalization equity markets faired relatively well despite a rather volatile year that witnessed the Russell 2000(R) Index correct over -20% between December 2015 and mid-February 2016, only to bounce back with gains in the Russell 2000(R) and Russell 2000(R) Value Indexes of 4.11% and 8.81%, respectively.

The Fund's fiscal year started off rather ominously as investors kept all eyes and ears fixated on the central banks around the world, and specifically the Federal Reserve ("Fed"), as to their actions. Recall that the small cap markets languished throughout the Fund's fiscal year 2015 as the Fed kept delaying the first rate increase following the end of Quantitative Easing in December of 2014, finally raising rates in December 2015. Investors remained cautious in early 2016 due to concerns about the pace and magnitude of future rate increases. This anxiety caused the small cap markets to correct, with the Russell 2000(R) and Russell 2000(R) Value Indexes down -20.15% and -17.47%, respectively, from December 1, 2015 through February 11, 2016, only to rebound strongly from mid-February 2016 through the end of September 2016, as the fear of rate increases subsided with new economic data reflecting weak economic activity.

Despite anemic economic growth that has produced flat to mixed sales and earnings across the broad markets, the equity markets continued their march upward. Given the economic backdrop and the anxiety over further Fed actions entering 2016, equity investors have fared rather well thus far. However, prudence should remain at this juncture of the cycle as investors striving for returns and yield have been forced to the equity markets due to the continued low interest rate environment that has limited return potential for safer investments, such as Treasuries and insured Certificates of Deposits.

The Class I Shares of the Fund generated gains of 7.46% during the fiscal year ended October 31, 2016, outperforming the Russell 2000(R) Index gain of 4.11% while slightly underperforming the benchmark, Russell 2000(R) Value Index gain of 8.81%. From inception (1/11/2011) through the end of October, the Fund is up 9.07% (on an annualized basis), slightly ahead of the performance of the Russell 2000(R) and Russell 2000(R) Value Indexes which posted annualized gains of 8.72% and 8.42%, respectively, for the same period.

PERFORMANCE ANALYSIS

During the Fund's fiscal year ended October 31, 2016, sector results were rather bifurcated. Even within the commodity-oriented sectors, Energy significantly lagged while Materials posted strong returns. For the Fund, the relative weightings and performance of the Consumer Discretionary, Energy, Industrial and Real Estate sectors were positive contributors to relative performance. The Information Technology sector was the main detractor to relative performance (see Fund Attribution table). The large cash position was also a detractor to relative performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                               RUSSELL 2000 VALUE        RUSSELL 2000              FUND              ATTRIBUTION
                              --------------------    ------------------    ------------------   -------------------
                                                                                                  VS. RSL    VS. RSL
SECTOR                           WGT         RTN        WGT        RTN         WGT        RTN       2000V      2000
--------------------------------------------------------------------------------------------------------------------
Consumer Discretionary          13.44      (5.90)      10.13      (5.11)      6.49       31.17       3.12       2.88
Consumer Staples                 3.38      10.18        3.31      18.65       3.35        0.13      (0.34)     (0.62)
Energy                           2.82     (16.20)       4.55     (17.16)      0.00        0.00       0.58       1.21
Financials                      17.25       5.91       29.65       8.68      16.32        1.60      (0.72)     (1.06)
Health Care                     14.45      (7.40)       4.47       0.92      18.23        9.10       2.56       0.33
Industrials                     13.15       7.00       12.06      11.82      28.97       13.93       2.43       1.02
Information Technology          17.84      11.12       10.50      18.76       4.41      (31.93)     (2.81)     (2.81)
Materials                        4.12      16.53        3.80      30.71       0.00        0.00      (0.50)     (0.81)
Real Estate                      8.74      11.01       13.12      11.59       9.08       21.06       0.94       0.77
Telecom Services                 0.82       4.55        0.83       3.45       0.00        0.00     (0.00)       0.05
Utilities                        3.99      17.35        7.58      17.79       0.00        0.00      (0.52)     (0.64)
Cash                             0.00       0.00        0.00       0.00      13.15        0.14      (0.55)     (1.22)
--------------------------------------------------------------------------------------------------------------------

Sources: Factset and Confluence Investment Management. Index Data is based on the respective Exchange Traded Fund (iShares Russell 2000 and Russell 2000 Value).

Our investment approach is focused on understanding and valuing individual businesses with the emphasis on owning quality businesses at bargain prices. This is a fundamental approach that views risk as the probability of a permanent loss of capital as opposed to tracking error of a benchmark. Businesses that exhibit the attributes we seek (e.g., substantial competitive advantages and pricing power, free cash flow generation, high returns on invested capital) are often difficult to find in commodity-oriented or highly regulated businesses in which pricing is contingent on factors outside management's control. This will often result in over/underweighting certain areas of the market that either offer more attractive valuations or have superior underlying attributes. Subsequently, performance in any given time frame will be impacted by the market's perception of the value of these individual businesses compared to the benchmarks. It is with this approach that we would expect to outperform in down markets as our focus is on managing risk. Our objective is to beat the broad markets on average and over long periods, but in order to accomplish this goal we must do something different which will ultimately result in tracking error, good and bad, from time to time.

This approach is research intensive and deployed with a bottom-up focus of investing in businesses in a relatively concentrated manner; therefore, performance is ultimately driven by the underlying strength of the holdings of the Fund and less influenced by macro or top-down sector weightings. The sector weightings (over/under) are more of a byproduct of what the market is presenting with an emphasis on owning a diversified portfolio of undervalued businesses.

During the Fund's fiscal year ended October 31, 2016, the small capitalization markets were volatile, with a very strong downside to start the year followed by a sharp upswing. The Fund performed relatively well on the downside but did lag on the upside. Overall, the Fund performed relatively well and in line with our underlying investment philosophy of managing risk.

In the Consumer Discretionary sector, the Fund benefited from solid returns from Tumi Holdings, Inc. (TUMI), which was acquired by Samsonite, and Potbelly Corp.
(PBPB). In the Industrial sector, the Fund benefited from John Bean Technologies Corp. (JBT) and Raven Industries, Inc. (RAVN).

The Fund's relative weakness in the Information Technology sector was driven by underweighting and the performance of MTS Systems Corp. (MTSC) and Monotype Imaging Holdings, Inc. (TYPE).

The Fund still maintains a large cash position as we prudently await opportunities to deploy.

MARKET AND FUND OUTLOOK

Looking forward, we expect the markets to continue to be driven by the actions of the Fed and the pace they select for raising interest rates. We continue to work diligently to put cash to work in a prudent fashion but acknowledge that it is taking a little longer than normal. As always, we remain focused on company-specific fundamentals and growth prospects, and believe the current market will continue to provide us with opportunities to buy quality companies at reasonable prices.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
UNDERSTANDING YOUR FUND EXPENSES
AS OF OCTOBER 31, 2016 (UNAUDITED)


As a shareholder of the First Trust/Confluence Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

           -----------------------------------------------------------------------------------------------------
                                                                       HYPOTHETICAL
                         ACTUAL EXPENSES                        (5% RETURN BEFORE EXPENSES)
           -------------------------------------------   -----------------------------------------
                             ENDING      EXPENSES PAID    BEGINNING      ENDING      EXPENSES PAID
             BEGINNING       ACCOUNT     DURING PERIOD     ACCOUNT       ACCOUNT     DURING PERIOD   ANNUALIZED
           ACCOUNT VALUE      VALUE        5/01/2016 -      VALUE         VALUE       5/01/2016 -      EXPENSE
             5/01/2016     10/31/2016    10/31/2016 (a)   5/01/2016    10/31/2016   10/31/2016 (a)    RATIOS (b)
           -----------------------------------------------------------------------------------------------------
Class A      $  1,000.00   $  1,042.40    $   8.21       $  1,000.00   $  1,017.09    $   8.11          1.60%
Class C         1,000.00      1,038.10       12.04          1,000.00      1,013.32       11.89          2.35
Class I         1,000.00      1,044.50        6.94          1,000.00      1,018.35        6.85          1.35

(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS - 79.6%

               AIR FREIGHT & LOGISTICS - 2.9%
        6,322  Forward Air Corp............................................................  $      261,225
                                                                                             --------------
               BANKS - 3.1%
        5,634  Bank of Marin Bancorp.......................................................         285,926
                                                                                             --------------
               BEVERAGES - 1.4%
          849  Boston Beer (The) Co., Inc. (a).............................................         131,807
                                                                                             --------------
               CAPITAL MARKETS - 5.6%
       12,067  Donnelley Financial Solutions, Inc. (a).....................................         258,837
        3,524  Morningstar, Inc............................................................         248,900
                                                                                             --------------
                                                                                                    507,737
                                                                                             --------------
               ELECTRICAL EQUIPMENT - 2.8%
       13,971  Thermon Group Holdings, Inc. (a)............................................         256,088
                                                                                             --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.3%
        6,323  MTS Systems Corp............................................................         300,659
                                                                                             --------------
               FOOD PRODUCTS - 3.0%
        7,591  Snyder's-Lance, Inc.........................................................         270,012
                                                                                             --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 7.6%
        5,315  Haemonetics Corp. (a).......................................................         177,574
        7,764  Halyard Health, Inc. (a)....................................................         251,165
        6,619  Natus Medical, Inc. (a).....................................................         260,458
                                                                                             --------------
                                                                                                    689,197
                                                                                             --------------
               HEALTH CARE PROVIDERS & SERVICES - 5.8%
        6,817  Patterson Cos., Inc.........................................................         291,154
        3,895  VCA, Inc. (a)...............................................................         239,387
                                                                                             --------------
                                                                                                    530,541
                                                                                             --------------
               HOTELS, RESTAURANTS & LEISURE - 3.3%
       22,753  Potbelly Corp. (a)..........................................................         296,927
                                                                                             --------------
               INDUSTRIAL CONGLOMERATES - 3.2%
       13,405  Raven Industries, Inc.......................................................         287,537
                                                                                             --------------
               INSURANCE - 7.2%
        6,695  Brown & Brown, Inc..........................................................         246,778
        4,788  National Interstate Corp. (a)...............................................         155,131
       18,425  OneBeacon Insurance Group Ltd., Class A.....................................         253,159
                                                                                             --------------
                                                                                                    655,068
                                                                                             --------------
               LIFE SCIENCES TOOLS & SERVICES - 2.1%
        1,832  Bio-Techne Corp.............................................................         190,510
                                                                                             --------------
               MACHINERY - 11.9%
        4,820  Franklin Electric Co., Inc..................................................         175,689
        3,550  Graco, Inc..................................................................         265,895
        3,186  John Bean Technologies Corp.................................................         254,402
        7,254  Mueller Industries, Inc.....................................................         219,724
        2,336  RBC Bearings, Inc. (a)......................................................         166,673
                                                                                             --------------
                                                                                                  1,082,383
                                                                                             --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

               PROFESSIONAL SERVICES - 9.0%
        6,606  Advisory Board (The) Co. (a)................................................  $      262,919
        5,371  CEB, Inc....................................................................         261,299
        5,192  Exponent, Inc...............................................................         297,242
                                                                                             --------------
                                                                                                    821,460
                                                                                             --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.8%
        5,868  RE/MAX Holdings, Inc., Class A..............................................         254,965
                                                                                             --------------
               ROAD & RAIL - 0.7%
          945  Landstar System, Inc........................................................          67,237
                                                                                             --------------
               SOFTWARE - 2.6%
       12,464  Monotype Imaging Holdings, Inc..............................................         238,062
                                                                                             --------------
               TEXTILES, APPAREL & LUXURY GOODS - 1.3%
        4,293  Culp, Inc...................................................................         120,204
                                                                                             --------------
               TOTAL COMMON STOCKS.........................................................       7,247,545
               (Cost $6,642,513)                                                             --------------


REAL ESTATE INVESTMENT TRUSTS - 5.7%

               EQUITY REAL ESTATE INVESTMENT TRUSTS - 5.7%
       14,850  Gladstone Commercial Corp...................................................         265,073
        9,388  Rayonier, Inc...............................................................         251,786
                                                                                             --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS.........................................         516,859
               (Cost $478,445)                                                               --------------
               TOTAL INVESTMENTS - 85.3%...................................................       7,764,404
               (Cost $7,120,958) (b)
               NET OTHER ASSETS AND LIABILITIES - 14.7%....................................       1,341,408
                                                                                             --------------
               NET ASSETS - 100.0%.........................................................  $    9,105,812
                                                                                             ==============

-----------------------------
(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes is $7,117,595. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $876,134 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $229,325.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2016        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks*.....................................    $   7,247,545   $   7,247,545   $          --   $          --
Real Estate Investment Trusts*.....................          516,859         516,859              --              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $   7,764,404   $   7,764,404   $          --   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels are assumed to be on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 8                  See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
   (Cost $7,120,958)...........................................................................   $     7,764,404
Cash...........................................................................................         1,490,949
Prepaid expenses...............................................................................            29,947
Receivables:
   From investment advisor.....................................................................            20,577
   Dividends...................................................................................             2,042
   Fund shares sold............................................................................                39
                                                                                                  ---------------
   Total Assets................................................................................         9,307,958
                                                                                                  ---------------
LIABILITIES:
Payables:
   Investment securities purchased.............................................................            79,972
   Fund shares repurchased.....................................................................            44,636
   Audit and tax fees..........................................................................            32,800
   Transfer agent fees.........................................................................            10,796
   Printing fees...............................................................................             9,579
   Administrative fees.........................................................................             8,750
   Registration fees...........................................................................             4,198
   12b-1 distribution and service fees.........................................................             3,549
   Commitment fees.............................................................................             2,400
   Legal fees..................................................................................             1,569
   Trustees' fees and expenses.................................................................             1,433
   Financial reporting fees....................................................................               771
   Custodian fees..............................................................................               376
Other liabilities..............................................................................             1,317
                                                                                                  ---------------
   Total Liabilities...........................................................................           202,146
                                                                                                  ---------------
NET ASSETS.....................................................................................   $     9,105,812
                                                                                                  ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................   $     8,320,467
Par value......................................................................................             3,359
Accumulated net investment income (loss).......................................................             3,363
Accumulated net realized gain (loss) on investments............................................           135,177
Net unrealized appreciation (depreciation) on investments......................................           643,446
                                                                                                  ---------------
NET ASSETS.....................................................................................   $     9,105,812
                                                                                                  ===============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $3,767,438 and 135,494
   shares of beneficial interest issued and outstanding).......................................   $         27.81
Maximum sales charge (5.50% of offering price).................................................              1.61
                                                                                                  ---------------
Maximum offering price to public...............................................................   $         29.42
                                                                                                  ===============
CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $3,237,313 and 126,428
   shares of beneficial interest issued and outstanding).......................................   $         25.61
                                                                                                  ===============
CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of $2,101,061 and 73,992
   shares of beneficial interest issued and outstanding).......................................   $         28.40
                                                                                                  ===============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $142).............................................   $        73,623
Interest.......................................................................................             1,293
                                                                                                  ---------------
   Total investment income.....................................................................            74,916
                                                                                                  ---------------
EXPENSES:
Transfer agent fees............................................................................            64,704
Investment advisory fees.......................................................................            61,158
Registration fees..............................................................................            51,897
Administrative fees............................................................................            48,125
Audit and tax fees.............................................................................            33,951
12b-1 distribution and/or service fees:........................................................
   Class A.....................................................................................             5,097
   Class C.....................................................................................            27,092
Commitment fees................................................................................            22,990
Trustees' fees and expenses....................................................................            17,172
Printing fees..................................................................................            13,520
Financial reporting fees.......................................................................             9,250
Custodian fees.................................................................................             2,741
Listing expense................................................................................             1,800
Legal fees.....................................................................................             1,000
Excise tax expense.............................................................................               335
Other..........................................................................................             2,200
                                                                                                  ---------------
   Total expenses..............................................................................           363,032
   Fees waived and expenses reimbursed by the investment advisor...............................          (247,943)
                                                                                                  ---------------
Net expenses...................................................................................           115,089
                                                                                                  ---------------
NET INVESTMENT INCOME (LOSS)...................................................................           (40,173)
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           186,076
   Net change in unrealized appreciation (depreciation) on investments.........................           193,900
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           379,976
                                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................   $       339,803
                                                                                                  ===============


Page 10                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                   10/31/2016        10/31/2015
                                                                                 ---------------   ---------------
OPERATIONS:
Net investment income (loss)...................................................  $       (40,173)  $        (7,166)
Net realized gain (loss).......................................................          186,076            90,481
Net change in unrealized appreciation (depreciation)...........................          193,900           (43,891)
                                                                                 ---------------   ---------------
Net increase (decrease) in net assets resulting from operations................          339,803            39,424
                                                                                 ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares.................................................................          (25,931)          (80,157)
Class C Shares.................................................................          (38,306)         (153,521)
Class I Shares.................................................................          (12,475)          (40,367)
Class R3 Shares................................................................               --              (102)
                                                                                 ---------------   ---------------
Total distributions to shareholders............................................          (76,712)         (274,147)
                                                                                 ---------------   ---------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold......................................................        5,824,877         1,949,851
Proceeds from shares reinvested................................................           67,615           239,525
Cost of shares redeemed........................................................       (1,522,634)       (1,196,598)
                                                                                 ---------------   ---------------
Net increase (decrease) in net assets resulting from capital transactions......        4,369,858           992,778
                                                                                 ---------------   ---------------
Total increase (decrease) in net assets........................................        4,632,949           758,055

NET ASSETS:
Beginning of period............................................................        4,472,863         3,714,808
                                                                                 ---------------   ---------------
End of period..................................................................  $     9,105,812   $     4,472,863
                                                                                 ===============   ===============
Accumulated net investment income (loss) at end of period......................  $         3,363   $        (2,440)
                                                                                 ===============   ===============


                        See Notes to Financial Statements                Page 11

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------------
CLASS A SHARES                                       2016         2015         2014         2013         2012
                                                  ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period............   $ 26.34      $ 28.03      $ 26.77      $ 21.58      $ 19.54
                                                   -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)................     (0.10)        0.04         0.00 (b)     0.10         0.23
Net realized and unrealized gain (loss).........      1.97         0.31         2.39         5.46         1.85
                                                   -------      -------      -------      -------      -------
Total from investment operations................      1.87         0.35         2.39         5.56         2.08
                                                   -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        --           --           --        (0.27)       (0.04)
Net realized gain...............................     (0.40)       (2.04)       (1.13)       (0.10)          --
                                                   -------      -------      -------      -------      -------
Total distributions.............................     (0.40)       (2.04)       (1.13)       (0.37)       (0.04)
                                                   -------      -------      -------      -------      -------
Net asset value, end of period..................   $ 27.81      $ 26.34      $ 28.03      $ 26.77      $ 21.58
                                                   =======      =======      =======      =======      =======
TOTAL RETURN (c)................................      7.22%        1.22%        9.23%       26.16%       10.61%
                                                   =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $ 3,767      $ 1,413      $ 1,144      $ 1,288      $   651
Ratio of total expenses to average net assets...      5.69%        7.61%        8.65%       11.29%       23.94%
Ratio of net expenses to average net assets.....      1.61% (d)    1.60%        1.60%        1.60%        1.60%
Ratio of net investment income (loss) to
   average net assets...........................     (0.38)%       0.16%        0.00% (e)    0.42%        1.10%
Portfolio turnover rate.........................        15%          17%          39%          31%          11%

(a)   Per share amounts have been calculated based on the average shares method.

(b)   Amount is less than $0.01.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) Includes excise tax. If this excise tax expense was not included, the net expense would have been 1.60%.

(e)   Amount is less than 0.01%.


Page 12                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------------
CLASS C SHARES                                       2016         2015         2014         2013         2012
                                                  ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period............   $ 24.51      $ 26.44      $ 25.51      $ 20.59      $ 18.81
                                                   -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)................     (0.28)       (0.14)       (0.19)       (0.10)        0.05
Net realized and unrealized gain (loss).........      1.78         0.25         2.25         5.23         1.73
                                                   -------      -------      -------      -------      -------
Total from investment operations................      1.50         0.11         2.06         5.13         1.78
                                                   -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        --           --           --        (0.11)          --
Net realized gain...............................     (0.40)       (2.04)       (1.13)       (0.10)          --
                                                   -------      -------      -------      -------      -------
Total distributions.............................     (0.40)       (2.04)       (1.13)       (0.21)          --
                                                   -------      -------      -------      -------      -------
Net asset value, end of period..................   $ 25.61      $ 24.51      $ 26.44      $ 25.51      $ 20.59
                                                   =======      =======      =======      =======      =======
TOTAL RETURN (b)................................      6.28%        0.33%        8.36%       25.11%        9.46%
                                                   =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $ 3,237      $ 2,247      $ 1,977      $ 1,956      $   615
Ratio of total expenses to average net assets...      6.28%        7.93%        8.81%       10.45%       26.69%
Ratio of net expenses to average net assets.....      2.36% (c)    2.35%        2.35%        2.35%        2.35%
Ratio of net investment income (loss) to
   average net assets...........................     (1.12)%      (0.57)%      (0.73)%      (0.43)%       0.25%
Portfolio turnover rate.........................        15%          17%          39%          31%          11%

(a)   Per share amounts have been calculated based on the average shares method.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c) Includes excise tax. If this excise tax expense was not included, the net expense would have been 2.35%.


                        See Notes to Financial Statements                Page 13

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------------
CLASS I SHARES                                       2016         2015         2014         2013         2012
                                                  ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period............   $ 26.84      $ 28.52      $ 27.15      $ 21.81      $ 19.58
                                                   -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)................     (0.05)        0.10         0.08         0.16         0.26
Net realized and unrealized gain (loss).........      2.01         0.26         2.42         5.60         2.05
                                                   -------      -------      -------      -------      -------
Total from investment operations................      1.96         0.36         2.50         5.76         2.31
                                                   -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        --           --           --        (0.32)       (0.08)
Net realized gain...............................     (0.40)       (2.04)       (1.13)       (0.10)          --
                                                   -------      -------      -------      -------      -------
Total distributions.............................     (0.40)       (2.04)       (1.13)       (0.42)       (0.08)
                                                   -------      -------      -------      -------      -------
Net asset value, end of period..................   $ 28.40      $ 26.84      $ 28.52      $ 27.15      $ 21.81
                                                   =======      =======      =======      =======      =======
TOTAL RETURN (b)................................      7.46%        1.23%        9.51%       26.85%       11.85%
                                                   =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $ 2,101      $   813      $   592      $   276      $   141
Ratio of total expenses to average net assets...      5.63%        8.46%       11.05%       17.52%       41.80%
Ratio of net expenses to average net assets.....      1.35%        1.35%        1.35%        1.35%        1.35%
Ratio of net investment income (loss) to
   average net assets...........................     (0.16)%       0.38%        0.28%        0.66%        1.28%
Portfolio turnover rate.........................        15%          17%          39%          31%          11%

(a)   Per share amounts have been calculated based on the average shares method.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations at the time of investment that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2016

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold shares of business development companies ("BDCs"). The tax character of distributions received from these securities may vary when reported by the issuer after its tax reporting period concludes.

The Fund may hold REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended October 31, 2016, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $45,976, a decrease in accumulated net realized gain (loss) on investments of $45,641, and a decrease in paid-in capital of $335. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2016


The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                          2016             2015

Ordinary income............................   $         --     $     95,195
Capital gain...............................         76,712          178,952
Return of capital..........................             --               --

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..............         38,045
Undistributed capital gains................         97,132
                                              ------------
Total undistributed earnings...............        135,177
Accumulated capital and other losses.......             --
Net unrealized appreciation (depreciation).        646,809
                                              ------------
Total accumulated earnings (losses)........        781,986
Other......................................             --
Paid-in capital............................      8,323,826
                                              ------------
Net assets.................................      9,105,812
                                              ============

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015, and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact on the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2016

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund's average daily net assets that is paid by First Trust from its investment advisory fee.

First Trust and Confluence have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2018 and then will not exceed 1.70% from March 1, 2018 to February 28, 2027 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Confluence are subject to recovery by First Trust and Confluence up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Confluence. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2016 and the expenses borne by First Trust and Confluence subject to recovery were as follows:

                                            EXPENSES SUBJECT TO RECOVERY
                               ------------------------------------------------------
ADVISORY FEE      EXPENSE         YEAR ENDED         YEAR ENDED         YEAR ENDED
   WAIVER      REIMBURSEMENT   OCTOBER 31, 2014   OCTOBER 31, 2015   OCTOBER 31, 2016       TOTAL
------------   -------------   ----------------   ----------------   ----------------   -------------
  $ 61,158       $ 186,785        $ 283,909           $ 267,934          $ 247,943        $ 799,786

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2016

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2016                  OCTOBER 31, 2015

                                  SHARES          VALUE             SHARES         VALUES
                                ----------    -------------       ----------    -------------
Sales:
     Class A                       101,204    $   2,795,429           46,377    $   1,205,524
     Class C                        58,513        1,482,383           14,150          356,344
     Class I                        55,851        1,547,065           14,064          387,983
     Class R3*                          --               --               --               --
                                ----------    -------------       ----------    -------------
Total Sales:                       215,568    $   5,824,877           74,591    $   1,949,851
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                           752    $      19,256            2,231    $      59,057
     Class C                         1,533           36,400            5,746          142,694
     Class I                           457           11,959            1,400           37,774
     Class R3*                          --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:         2,742    $      67,615            9,377    $     239,525
                                ==========    =============       ==========    =============

Redemptions:
     Class A                       (20,115) $      (511,985)         (35,778)   $    (957,963)
     Class C                       (25,290)        (649,466)          (2,998)         (75,107)
     Class I                       (12,603)        (361,183)          (5,946)        (162,207)
     Class R3*                          --               --              (50)          (1,321)
                                ----------    -------------       ----------    -------------
Total Redemptions:                 (58,008)   $  (1,522,634)         (44,772)   $  (1,196,598)
                                ==========    =============       ==========    =============

* Effective March 20, 2015, all outstanding Class R3 Shares were redeemed and no Class R3 Shares are currently available for purchase.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2016, were $4,111,246 and $811,294, respectively.

                                 6. BORROWINGS

The Trust, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have an $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of exess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment was $80 million and the commitment fee was 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2016.

                       7. DISTRIBUTION AND SERVICE PLANS

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2016

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On December 16, 2016, the commitment amount under the Credit Agreement with Scotia was increased to $180 million.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Confluence Small Cap Value Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Confluence Small Cap Value Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 0.00% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2016. 0.00% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2016, qualify for corporate dividends received deduction available to corporate shareholders.

For the year ended October 31, 2016, the amount of long-term capital gain distributions designated by the Fund was $76,712 which is taxable at a maximum rate of 15% for federal income tax purposes.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

BDC RISK: The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may employ the use of leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

EQUITY SECURITIES RISK: Because the Fund invests in equity securities, the value of Fund shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK: Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INDUSTRIALS AND PRODUCER DURABLES COMPANIES RISK: The Fund invests in the securities of industrials and producer durables companies, which convert unfinished goods into finished durables used to manufacture other goods or provide services. These companies produce electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

INVESTMENT COMPANIES RISK: If the Fund invests in investment companies, Fund shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. Also, the investment companies are subject to the risks of the underlying securities that they hold. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)


will tend to be more volatile than shares of unleveraged funds. in addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). Moreover, shares of closed-end investment companies and ETFs may be sold at a discount from their net asset value.

MARKET CAPITALIZATION RISK: The Fund normally invests at least 80% of its assets in Small-Cap Companies. Because the market capitalization is measured at the time of its initial purchase, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the market capitalization range. Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

REAL ESTATE INVESTMENT RISK: The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK: Because the Fund invests in REITs, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL CAP RISK: The Fund invests in Small-Cap Companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and dependence on a few key people, and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of Small-Cap Companies may be less liquid than those of larger companies.

SMALL FUND RISK: The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the portfolio managers believe are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the "Board") of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fees for the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the perspective of the Fund and the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's advisory fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 13, 2016 meeting, the Board also received a presentation from representatives of the Sub-Advisor, including one of the portfolio managers, discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the Advisor and Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2018 and agreed to keep the long-term expense cap in place from March 1, 2018 through February 28, 2027. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)

Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor and Sub-Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) all of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds, and some of the peer funds are part of a larger fund complex that may allow for additional economies of scale and (ii) most of the peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds in the MPI Peer Group. The Board noted that the Fund's total (net) expense ratio (Class A shares) was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to two benchmark indexes. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the MPI Peer Group average and both benchmark indexes for the one-year period ended December 31, 2015 and underperformed the MPI Peer Group average and both benchmark indexes for the three-year period ended December 31, 2015.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that First Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that many of the Sub-Advisor's costs are fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered information provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor and one of its affiliates from their relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND              AND LENGTH OF                 PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term     Physician; President, Wheaton Orthopedics;       137        None
c/o First Trust Advisors L.P.                         Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Trust         Limited Partnership; Member, Sportsmed
  Suite 400 LLC                   Inception           (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term     President, ADM Investor Services, Inc.           137        Director of ADM
c/o First Trust Advisors L.P.                         (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Trust                                                                     Inc. and ADM
  Suite 400                       Inception                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term     President, Hibs Enterprises (Financial           137        Director of Trust
c/o First Trust Advisors L.P.                         and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Trust                                                                     Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term     Managing Director and Chief Operating            137        Director of
c/o First Trust Advisors L.P.                         Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Trust         Harapan Educational Foundation (Educational                 Transport, Inc.
  Suite 400                       Inception           Products and Services); President and Chief                 (May 2003 to
Wheaton, IL 60187                                     Executive Officer (June 2012 to September                   May 2014)
D.O.B.: 03/54                                         2014), Servant Interactive LLC (Educational
                                                      Products and Services); President and Chief
                                                      Executive Officer (June 2012 to September
                                                      2014), Dew Learning LLC (Educational
                                                      Products and Services); President (June 2002
                                                      to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Indefinite Term     Chief Executive Officer, First Trust             137        None
and Chairman of the Board                             Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Trust         L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception           BondWave LLC (Software Development Company)
Wheaton, IL 60187                                     and Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                         Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                              POSITION AND                TERM OF OFFICE
     NAME, ADDRESS               OFFICES                   AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH           WITH TRUST                     SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                           o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.; Chief Financial Officer,
                                                                               BondWave LLC (Software Development Company)
                                                                               (January 2016 to Present) and Stonebridge Advisors
                                                                               LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade          Treasurer, Chief             o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Financial Officer and                                 President (April 2012 to July 2016), First Trust
  Suite 400              Chief Accounting Officer     o Since January 2016     Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors, LLC/
                                                                               Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General
  Suite 400                                           o Since Trust Inception  Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                              Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist      Vice President               o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                           o Since Trust Inception  Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher          Chief Compliance             o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    Officer and                                           and First Trust Portfolios L.P.
  Suite 400              Assistant Secretary          o Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        since Trust
                                                        Inception


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust Short Duration
        High Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 23
Statement of Operations...................................................... 24
Statements of Changes in Net Assets.......................................... 25
Financial Highlights......................................................... 26
Notes to Financial Statements................................................ 29
Report of Independent Registered Public Accounting Firm...................... 35
Additional Information....................................................... 36
Board of Trustees and Officers............................................... 40
Privacy Policy............................................................... 42

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisors may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST SHORT DURATION HIGH INCOME FUND ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Short Duration High Income Fund ("the Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST SHORT DURATION HIGH                 NET ASSET
   INCOME FUND                                 VALUE (NAV)
-----------------------------------------------------------
Class A (FDHAX)                                  $19.97
Class C (FDHCX)                                  $19.95
Class I (FDHIX)                                  $19.97
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
BBB                                                 1.1%
BBB-                                                2.0
BB+                                                 4.1
BB                                                  8.6
BB-                                                18.6
B+                                                 20.0
B                                                  21.8
B-                                                 12.4
CCC+                                                8.7
CCC                                                 1.8
CCC-                                                0.1
CC                                                  0.3
NR                                                  0.2
Private                                             0.3
                                                 -------
                                        Total     100.0%
                                                 =======


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Tenet Healthcare Corp.                              2.4%
Valeant Pharmaceuticals International, Inc.         2.2
New HB Acquisition LLC                              2.1
Reynolds Group Holdings, Inc.                       2.1
BJ's Wholesale Club, Inc.                           2.1
Portillo's Holdings LLC                             2.0
Univision Communications, Inc.                      1.9
Caesars Growth Partners LLC                         1.8
Endo Pharmaceuticals Holdings, Inc.                 1.8
Amaya Holdings B.V.                                 1.7
                                                 -------
                                        Total      20.1%
                                                 =======


-----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Health Care Providers & Services                   13.1%
Hotels, Restaurants & Leisure                      12.0
Media                                              10.6
Pharmaceuticals                                    10.4
Software                                            6.0
Food Products                                       4.0
Life Sciences Tools & Services                      4.0
Food & Staples Retailing                            3.7
Containers & Packaging                              3.3
Diversified Telecommunication Services              2.7
Specialty Retail                                    2.6
Electric Utilities                                  2.1
Semiconductors & Semiconductor Equipment            2.1
Health Care Equipment & Supplies                    1.9
Commercial Services & Supplies                      1.9
Insurance                                           1.9
Diversified Consumer Services                       1.8
Professional Services                               1.6
Wireless Telecommunication Services                 1.5
Oil, Gas & Consumable Fuels                         1.2
Technology Hardware, Storage & Peripherals          1.2
Real Estate Management & Development                1.2
Aerospace & Defense                                 1.1
Beverages                                           1.1
Building Products                                   1.0
Diversified Financial Services                      0.7
Diversified Business Services                       0.6
Consumer Finance                                    0.6
Equity Real Estate Investment Trusts (REITs)        0.5
Auto Components                                     0.5
Capital Markets                                     0.4
Independent Power and Renewable Electricity
   Producers                                        0.4
Road & Rail                                         0.4
Machinery                                           0.3
Automobiles                                         0.3
Health Care Technology                              0.3
Chemicals                                           0.3
Industrial Conglomerates                            0.3
Distributors                                        0.2
Metals & Mining                                     0.1
Trading Companies & Distributors                    0.1
                                                 -------
                                        Total     100.0%
                                                 =======

--------------------------------------------------------------------------------
                                              CLASS         CLASS        CLASS
DIVIDEND DISTRIBUTIONS                       A SHARES      C SHARES     I SHARES
--------------------------------------------------------------------------------
Current Monthly Distribution per Share (2)   $0.0758        $0.0634      $0.0800
Current Distribution Rate on NAV (3)          4.55%          3.81%        4.81%

(1) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to its debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates the issue is not rated. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2016. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2016. Subject to change in the future.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2016 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the BofA Merrill Lynch US High Yield Constrained Index, the S&P/LSTA Leveraged Loan Index and the Blended Index(a) from 11/1/2012 through 10/31/2016.

               First Trust                                Bank of America
              Short Duration                             Merrill Lynch U.S.
            High Income Fund -         Blended          High Yield Master II        S&P/LSTA Leveraged
              Class I Shares          Index (a)      Constrained Index ("HUC0")    Loan Index ("SPBDAL")
1/11/12          $10,000              $10,000                 $10,000                     $10,000
4/30/13           10,613               10,548                  10,713                      10,384
10/31/13          10,811               10,705                  10,869                      10,542
4/30/14           11,037               11,082                  11,386                      10,783
10/31/14          11,178               11,198                  11,504                      10,896
4/30/15           11,460               11,411                  11,679                      11,144
10/31/15          11,282               11,112                  11,270                      10,947
4/30/16           11,511               11,326                  11,524                      11,120
10/31/16          11,929               12,042                  12,418                      11,664

(a) The Blended Index return is a 50/50 split between the BofA Merrill Lynch US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index returns.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2016
------------------------------------------------------------------------------------------------------------------------------
                                 A SHARES               C SHARES               I SHARES          BLENDED
                            Inception 11/1/2012    Inception 11/1/2012    Inception 11/1/2012    INDEX*      HUC0*     SPBDAL*
------------------------------------------------------------------------------------------------------------------------------
                                                              W/MAX
                                                              1.00%
                                         W/MAX              CONTINGENT
                              W/O        3.50%       W/O     DEFERRED             W/O              W/O        W/O        W/O
AVERAGE ANNUAL TOTAL         SALES       SALES      SALES     SALES              SALES            SALES      SALES      SALES
RETURNS                     CHARGES     CHARGE     CHARGES    CHARGE            CHARGES          CHARGES    CHARGES    CHARGES
1 Year                     5.47%       1.78%      4.69%       3.69%              5.74%            8.37%     10.18%      6.54%
Since Inception            4.25%       3.32%      3.46%       3.46%              4.50%            4.76%      5.57%      3.92%
30-Day SEC Yield(1)              3.76%                   3.15%                   4.15%              N/A        N/A        N/A


* Since inception return is based on inception date of the Fund.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.


(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust" or the "Advisors") Leveraged Finance Team is comprised of fourteen experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2016, the First Trust Leveraged Finance Team managed or supervised approximately $2.55 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

The last 12 months were exceptionally strong for the high-yield bond and senior loan market with trailing twelve month returns of 10.18% and 6.54% for the BofA Merrill Lynch US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index, respectively. In fact, high-yield bonds and senior loans outperformed nearly every other major asset class over the prior year period. For context, the total return of the S&P 500(R) Index over the period was only 4.51%. The high-yield bond market is on pace to post its highest calendar year return since emerging from the global financial crisis in 2009, in our view. We believe the strong returns in the high-yield bond and senior loan markets are due to a number of contributing factors. In our view, accommodative central banks around the globe and a rebound in commodity prices have been a catalyst for risk assets. In addition, U.S. yields remain attractive relative to foreign yields, although yields in the U.S. remain low by historical standards. As a result, the hunt for yield continues to attract foreign investors to the U.S. Consider the fact that at the end of October, the German Bund 10-year yield was 0.16% and the Japanese 10-year Government bond yield was -0.05%. When compared to the 10-year U.S. Treasury bond yield of 1.83%, one can quickly discern why the foreign investment into U.S. Treasury assets is continuing unabated.

High-Yield Bond Market

The BofA Merrill Lynch US High Yield Constrained Index returned 10.18% for the 12 month period. Additionally, the high-yield bond market ended the period with nine consecutive positive monthly returns.

Lower quality high-yield bonds outperformed higher quality high-yield bonds in the period. Lower quality CCC rated issues returned 16.57%, significantly outperforming the returns of higher quality B rated issues return of 6.98% and BB rated issues return of 6.73% in the period. The average price of high-yield bonds in the market entered the period at $94.19, fell to an average price of $86.64 at the end of February in the wake of eroding commodity prices, and recovered to end the period with an average price of $99.10 as commodity prices rebounded.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 6.54% for the 12 month period. Similar to the high-yield bond market, the senior loan market ended the period with eight consecutive positive return months.

Lower quality senior loans outperformed higher quality senior loans in the period. Lower quality CCC rated issues returned 14.48%, significantly outperforming the returns of lower quality B rated issues return of 6.77% and BB rated issues return of 5.16%. The average price of senior loans in the market began the period at $93.68, dipped down to $89.44 at the end of February as broader markets sold off, and rallied hard to end the period with an average price of $97.17.

Default Rates

During the period, default rates increased within both the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index. Default rates within the high-yield bond market ended the period at 3.59% compared to the 2.21% default rate one year ago. Default activity was driven higher by companies in the energy and metals/mining industries as commodity prices were volatile during this time.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

Excluding those industries, the trailing 12 month default rate was a mere 0.46%. A similar theme was experienced within the senior loan market, though far less dramatic, as the senior loan market has lower exposure to those industries. Senior loan default rates ended the 12-month period at 1.95% compared to the 1.27% default rate one year ago.

We believe that default rates may trend lower given the strength of corporate balance sheets today, the lack of near-term debt maturities, access to robust capital markets, and our view that the commodity sector has bottomed within the senior loans and high-yield bond markets. Our prior view regarding default rates within the high-yield bond and senior loan markets was correct, as corporate defaults did in fact increase, but were contained within these cyclical commodity sectors and not systemic to the overall market.

FUND PERFORMANCE
The Fund's I share class returned 5.74% over the last twelve months, which underperformed the Blended Index return of 8.37% (comprised of 50% S&P/LSTA Leveraged Loan Index and 50% BofA Merrill Lynch US High Yield Constrained Index) over the same time period.

The Fund's monthly distribution payment was increased over the last 12 months to $0.08 per share from $0.078 per share in October 2015. While current income remains the primary investment objective, we are also focused on total return and are pleased with the performance of the Fund. At the end of the period, the effective yield based on the distributions for the trailing 12 months was 4.79% for the I-shares.

The Fund's underweight allocation to high-yield bonds was the main driver contributing to the underperformance of the Fund during the period. The Fund began the period with a 43.0% allocation to high-yield bonds and ended the period with a 33.6% allocation. During the period, high-yield bond spreads tightened significantly, led by the energy sector. In fact, high-yield bond spreads tightened so significantly that over the period we began to view senior loans as more attractive on a relative value basis and positioned the Fund accordingly. Additionally, the Fund's underweight allocation to the banking industry contributed to returns as banks underperformed during the period. More than offsetting those benefits to performance was the Fund's above average level of cash during the period and its overweight position within the healthcare industry. The healthcare industry is a defensive industry and the more defensive, non-cyclical industries tend to lag during periods of market tightening, which was indeed the case. Within the healthcare industry, pharmaceutical companies were specifically under pressure as there were various high profile Congressional hearings into drug pricing practices and potential policy threats from the Presidential nominees to regulate drug pricing in the industry. Finally, hospitals were under pressure and experienced slowing admissions growth from the impact of the implementation of the Affordable Care Act, which has since stabilized. We believe the Fund is well positioned to outperform going into the next year.

MARKET AND FUND OUTLOOK
Looking ahead to 2017, we believe the market is not pricing in the potential for higher inflation in the U.S. However, commodity inflation remains relatively benign and, unless global central bank activity shifts to a tightening posture (reduced quantitative easing), we believe that even improving wage inflation will not cause the Federal Reserve (the "Fed") to move towards a more aggressive pace of rate increases. However, we will continue to monitor inflation closely due to the potential impact on the yield curve, which has flattened significantly this year. In this case, the flattening yield curve has been significantly influenced by the U.S. Fed slowly increasing rates coupled with foreign demand for U.S. bonds tamping down long term interest rates, which we believe may mitigate the typical concerns associated with a flattening curve.

High-yield bond spreads over U.S. Treasuries are tight to historical norms at T+491 basis points ("bps") as of October 31, 2016. The long-term average spread over U.S. Treasuries is T+595 bps (December 1997 - October 2016). From the recent spread highs of T+777 bps at January 31, 2016, high-yield spreads have tightened significantly, and, as a result, valuations have normalized from the significantly depressed levels early in the year. When considering the high-yield bond spread relative to valuations within the senior loan market, where the discounted spread to a three-year life was L+492 bps at the end of October, we have viewed this relationship as an opportunity to reduce exposure to high-yield bonds and migrate some exposure into secured, floating-rate senior loans. High-yield bond spreads still remain wide of the tight spreads of T+245 bps in May 2007, and as such, we do continue to find value in certain parts of the market.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

After several years of senior loan outflows, retail investors have finally begun to find favor with the senior loan asset class. According to JP Morgan, the senior loan asset class ended the period with four consecutive monthly inflows totaling $4.2 billion. The senior loan asset class has not experienced a string of inflows like this since a stretch of 21 consecutive monthly inflows between July 2012 and March 2014. Flows into the asset class for the year-to-date period now sit at -$2.2 billion, compared to -$21.7 billion in 2015 and -$23.8 billion in 2014. We believe there are several factors that are contributing to the positive inflow trend. First, LIBOR has been increasing and has climbed from 61 bps to 88 bps year-to-date. For reference, LIBOR was a mere 33 bps one year ago. We believe the increase in LIBOR has increased the attractiveness of senior loans, especially when compared to longer duration, high interest rate risk bonds. Moreover, we believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher. Additionally, current senior loan spreads compare favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) and remain in-line with the long-term average spread of L+526 (December 1997 - October 2016). We believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well-positioned as we move through the remainder of 2016 and into 2017.

We believe that in the near term, volatility may be elevated due to the headwinds identified above but, at this point in the economic cycle, it will likely be short lived. As a result, we believe near term volatility should provide compelling opportunities in the U.S. high-yield bond and senior loan markets and specifically within actively managed strategies where opportunities can be taken advantage of and risk can be appropriately managed. We believe credit selection will be paramount to driving strong returns over the remainder of this economic cycle. In the early years of the economic recovery, returns came relatively easily. We believe returns can still be healthy for this portion of the cycle, however, they will be harder to come by, with greater volatility in the markets in the short term. In a market where equity volatility is high, investors may benefit from moving up the corporate capital structure into high-yield bonds and senior loans, where competitive yields and lower volatility are typical. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of the First Trust Short Duration High Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             -----------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL
                            ACTUAL EXPENSES                           (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   ---------------------------------------------
              BEGINNING       ENDING       EXPENSES PAID      BEGINNING       ENDING      EXPENSES PAID
               ACCOUNT       ACCOUNT       DURING PERIOD       ACCOUNT       ACCOUNT      DURING PERIOD      ANNUALIZED
                VALUE         VALUE         5/1/2016 -          VALUE         VALUE         5/1/2016 -        EXPENSE
              5/1/2016      10/31/2016    10/31/2016 (a)      5/1/2016      10/31/2016    10/31/2016 (a)     RATIOS (b)
             -----------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $  1,035.00     $    6.39       $  1,000.00     $  1,018.85     $    6.34           1.25%
Class C         1,000.00       1,031.20         10.26          1,000.00        1,015.03         10.18           2.01
Class I         1,000.00       1,036.30          5.32          1,000.00        1,019.91          5.28           1.04

(a) Expenses are equal to the annualized expense ratios as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 62.8%

               AEROSPACE & DEFENSE - 0.6%
$     100,000  B/E Aerospace, Inc., Term Loan B...................      3.85%        12/16/21      $      100,563
    1,155,358  Transdigm, Inc., Term Loan F - Extended............      3.75%        06/29/23           1,150,309
                                                                                                   --------------
                                                                                                        1,250,872
                                                                                                   --------------
               ALTERNATIVE CARRIERS - 0.1%
      103,567  Level 3 Financing, Inc., Tranche B-II 2022 Term
                  Loan............................................      3.50%        05/31/22             103,956
                                                                                                   --------------
               APPAREL RETAIL - 0.2%
      339,022  Neiman Marcus Group, Inc., The, Other Term Loan....      4.25%        10/25/20             311,476
                                                                                                   --------------
               APPLICATION SOFTWARE - 2.0%
      795,985  Epicor Software Corp., Term B Loan.................      4.75%        06/01/22             786,282

      710,769  Informatica Corp. (Ithacalux S.A.R.L), Dollar
                  Term Loan.......................................      4.50%        08/05/22             697,314
      263,636  JDA Software Group (RP Crown Parent, Inc.),
                  Term Loan B.....................................      4.50%        10/12/23             263,449
      912,000  Kronos, Inc., 1st Lien Term Loan...................      5.00%        11/01/23             915,630
      949,557  Mitchell International, Inc., Initial Term Loan....      4.50%        10/13/20             945,702
      225,570  Triple Point Technologies, Inc., Term Loan.........      5.25%        07/10/20             201,321
                                                                                                   --------------
                                                                                                        3,809,698
                                                                                                   --------------
               ASSET MANAGEMENT & CUSTODY BANKS - 0.4%
      121,250  Guggenheim Partners Investment Management
                  Holdings LLC, Term Loan B.......................      3.75%        07/22/23             121,427
      475,769  Hamilton Lane Advisors LLC, Term Loan B............      4.25%        07/08/22             476,759
      197,260  Victory Capital Holdings (VCH Holdings LLC),
                  Initial Term Loan...............................      8.50%        10/29/21             194,745
                                                                                                   --------------
                                                                                                          792,931
                                                                                                   --------------
               AUTO PARTS & EQUIPMENT - 0.3%
      133,333  Cooper Standard Holdings (CS Intermediate
                  Holdco 2 LLC), Term Loan B......................      3.59%        11/02/23             133,751
      394,889  Tower Automotive Holdings USA LLC, Initial
                  Term Loan (2014)................................      4.00%        04/23/20             393,901
                                                                                                   --------------
                                                                                                          527,652
                                                                                                   --------------
               AUTOMOTIVE RETAIL - 0.1%
      229,081  KAR Auction Services, Inc., Tranche B-3 Term Loan..      4.38%        03/09/23             231,443
                                                                                                   --------------
               BROADCASTING - 1.7%
       46,192  Cumulus Media Holdings, Inc., Term Loan............      4.25%        12/23/20              31,757
      340,035  Media General, Inc., Term Loan B...................      4.00%        07/31/20             339,964
       13,091  Nexstar Broadcasting, Inc., Mission Term Loan......      3.88%        10/31/23              13,140
      146,909  Nexstar Broadcasting, Inc., Nexstar Term Loan......      3.88%        10/31/23             147,460
      330,290  Tribune Media Co., Term B Loan.....................      3.75%        12/27/20             331,859
    1,476,775  Univision Communications, Inc., 2013 Incremental
                  Term Loan.......................................      4.00%        03/01/20           1,478,163
      994,690  Univision Communications, Inc., Replacement
                  First-Lien Term Loan............................      4.00%        03/01/20             996,242
                                                                                                   --------------
                                                                                                        3,338,585
                                                                                                   --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               BUILDING PRODUCTS - 0.4%
$     700,000  Quikrete Holdings, Inc., Initial Loan (First
                  Lien)...........................................      4.00%        09/28/20      $      700,294
                                                                                                   --------------
               CABLE & SATELLITE - 1.2%
    1,151,316  Cablevision Systems Corp. (CSC Holdings,
                  Inc.), TL B.....................................      3.88%        10/11/24           1,154,919
      545,298  Cequel Communications LLC (Altice US
                  Finance I Corp.), Term Loan B...................      3.88%        01/15/25             546,798
      600,000  UPC Financing Partnership, Term Loan AN............      4.08%        08/31/24             602,748
                                                                                                   --------------
                                                                                                        2,304,465
                                                                                                   --------------
               CASINOS & GAMING - 4.7%
      196,875  Amaya Holdings B.V., 2nd Lien TL...................      8.00%        07/31/22             195,890
    2,872,491  Amaya Holdings B.V., Initial Term B Loan
                  (First Lien)....................................      5.00%        08/01/21           2,868,441
      250,000  Boyd Gaming Corp., Term Loan B2....................      3.53%        09/15/23             251,735
    2,774,525  Caesars Growth Partners LLC, Term B Loan
                  (First Lien)....................................      6.25%        05/01/21           2,769,892
      749,038  Caesars Entertainment Resort Properties LLC,
                  Term B Loan.....................................      7.00%        10/11/20             752,784
      754,755  CityCenter Holdings LLC, Term B Loan...............      4.25%        10/16/20             758,688
    1,396,500  Station Casinos, Inc., Term Loan B.................      3.75%        06/08/23           1,402,491
                                                                                                   --------------
                                                                                                        8,999,921
                                                                                                   --------------
               COAL & CONSUMABLE FUELS - 0.0%
       67,243  Arch Coal, Inc., PIK Exit Term Loan (c)............     10.00%        10/04/21              68,644
                                                                                                   --------------
               CONSUMER FINANCE - 0.6%
      164,475  Altisource Solutions S.A.R.L., Term B Loan.........      4.50%        12/09/20             158,718
    1,034,226  Walter Investment Management Corp., Tranche B
                  Term Loan.......................................      4.75%        12/18/20             967,002
                                                                                                   --------------
                                                                                                        1,125,720
                                                                                                   --------------
               DISTRIBUTORS - 0.2%
      375,000  HD Supply, Inc., New Term Loan B...................      3.63%        10/17/23             375,236
                                                                                                   --------------
               DIVERSIFIED CHEMICALS - 0.1%
      196,999  Ineos US Finance LLC, 2022 Dollar Term Loan........      4.25%        03/31/22             198,009
                                                                                                   --------------
               DIVERSIFIED SUPPORT SERVICES - 0.5%
      746,810  Brickman Group Holdings, Inc, Initial Term Loan
                  (First Lien)....................................      4.00%        12/18/20             745,152
      166,667  Brickman Group Holdings, Inc, Second Lien
                  Term Loan.......................................      7.50%        12/17/21             166,093
                                                                                                   --------------
                                                                                                          911,245
                                                                                                   --------------
               EDUCATION SERVICES - 0.1%
      122,813  Bright Horizons Family Solutions, Inc., Term B-1
                  Loan............................................      4.25%        01/30/20             123,120
                                                                                                   --------------
               ELECTRIC UTILITIES - 1.9%
      758,333  Dayton Power & Light Co., Term Loan B..............      4.00%        08/24/22             763,702
      205,063  Energy Future Intermediate Holding Co., DIP
                  Term Loan.......................................      4.25%        06/30/17             206,132
    2,149,714  TEX Operations Co., LLC, Exit Term Loan B (d)......      5.00%        08/04/23           2,168,524


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               ELECTRIC UTILITIES (CONTINUED)
$     490,286  TEX Operations Co., LLC, Exit Term Loan C (d)......      5.00%        08/04/23      $      494,576
                                                                                                   --------------
                                                                                                        3,632,934
                                                                                                   --------------
               ENVIRONMENTAL & FACILITIES SERVICES - 1.0%
      147,375  PSSI (Packers Holdings LLC), Term Loan.............      4.75%        12/02/21             147,743
      931,985  ServiceMaster Co., Initial Term Loan...............      4.25%        07/01/21             932,572
      778,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                  Term Loan (First Lien)..........................      4.75%        01/15/21             779,945
                                                                                                   --------------
                                                                                                        1,860,260
                                                                                                   --------------
               FOOD DISTRIBUTORS - 0.2%
      299,250  US Foods, Inc., Term Loan B........................      4.00%        06/30/23             301,013
                                                                                                   --------------
               FOOD RETAIL - 1.3%
    2,438,181  Albertsons LLC, New Term Loan B4...................      4.50%        08/25/21           2,455,443
                                                                                                   --------------
               HEALTH CARE EQUIPMENT - 0.6%
      651,750  DJO Finance LLC (ReAble Therapeutics Finance
                  LLC), Initial Term Loan.........................      4.25%        06/08/20             644,418
      532,624  Kinetic Concepts, Inc., Term Loan F................      5.00%        11/01/20             536,289
                                                                                                   --------------
                                                                                                        1,180,707
                                                                                                   --------------
               HEALTH CARE FACILITIES - 1.9%
      203,276  Acadia Healthcare Co., Inc., Term Loan B1..........      3.75%        02/11/22             203,276
      124,063  Acadia Healthcare Co., Inc., Term Loan B2..........      3.75%        02/15/23             124,425
      994,962  CHS/Community Health Systems, Inc., Incremental
                  2021 Term H Loan................................      4.00%        01/27/21             938,498
      370,231  Concentra, Inc. (MJ Acquisition Corp.), Term
                  Loan B..........................................   4.00%-5.50%     05/01/22             368,073
      877,809  Kindred Healthcare, Inc., New Term Loan............      4.25%        04/09/21             877,080
      500,000  Select Medical Corp., Series E Tranche B Term Loan.      6.00%        06/01/18             500,940
      727,993  Select Medical Corp., Term Loan F..................   6.00%-7.50%     02/28/21             731,029
                                                                                                   --------------
                                                                                                        3,743,321
                                                                                                   --------------
               HEALTH CARE SERVICES - 4.1%
      590,516  21st Century Oncology, Inc., Tranche B Term Loan...      7.13%        04/30/22             543,275
      743,119  Air Medical Group Holdings, Inc., Initial Term Loan.     4.25%        04/28/22             736,156
       99,750  Air Medical Group Holdings, Inc., Term Loan B1.....      5.00%        04/28/22             100,498
      138,542  AMAG Pharmaceuticals, Inc., Initial Term Loan......      4.75%        08/17/21             138,542
      730,990  CareCore National LLC, Term Loan...................      5.50%        03/05/21             718,198
      298,500  CHG Healthcare Services, Inc, Term Loan  B.........      4.75%        06/07/23             300,664
      985,000  Curo Health Services Holdings, Inc., Term B Loan
                  (First Lien)....................................      6.50%        02/07/22             987,049
      248,125  Envision Healthcare Corp. (Emergency Medical
                  Services Corp.), Tranche B-2 Term Loan..........      4.50%        10/28/22             248,902
      200,000  ExamWorks Group, Inc., Term Loan B.................      4.75%        07/27/23             201,166
    1,307,281  Healogics, Inc. (CDRH Parent, Inc.), Initial Term
                  Loan (First Lien)...............................      5.25%        07/01/21           1,026,215
      786,002  Surgery Centers Holdings, Inc., Term Loan B........      4.75%        11/03/20             787,967
      328,333  Surgical Care Affiliates LLC, Term Loan B..........      3.75%        03/17/22             329,154
      355,936  Team Health, Inc., Term Loan B.....................      3.75%        11/23/22             356,270
    1,536,497  U.S. Renal Care, Inc., Term Loan B.................      5.25%        12/30/22           1,469,752
                                                                                                   --------------
                                                                                                        7,943,808
                                                                                                   --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               HEALTH CARE SUPPLIES - 0.1%
$     148,936  ConvaTec, Inc., Term Loan B........................      3.25%        10/25/23      $      149,185
                                                                                                   --------------
               HEALTH CARE TECHNOLOGY - 0.3%
      503,032  Cotiviti Corp., Term Loan B........................      3.61%        09/22/23             503,349
                                                                                                   --------------
               HOTELS, RESORTS & CRUISE LINES - 0.2%
      480,000  Extended Stay America (ESH Hospitality, Inc.),
                  Term Loan B.....................................      3.75%        08/31/23             482,462
                                                                                                   --------------
               HYPERMARKETS & SUPER CENTERS - 2.0%
      479,949  BJ's Wholesale Club, Inc., 2013 (November)
                  Replacement Loan (Second Lien)..................      8.50%        03/26/20             481,149
    3,282,143  BJ's Wholesale Club, Inc., New 2013 (November)
                  Replacement Loan (First Lien)...................      4.50%        09/26/19           3,285,229
                                                                                                   --------------
                                                                                                        3,766,378
                                                                                                   --------------
               INDUSTRIAL CONGLOMERATES - 0.2%
      456,558  Gardner Denver, Inc., Initial Dollar Term Loan.....      4.25%        07/30/20             442,756
                                                                                                   --------------
               INSURANCE BROKERS - 1.6%
      330,499  Amwins Group LLC, Term Loans (First Lien)..........      4.75%        09/06/19             332,254
    1,041,667  Confie Seguros Holding II Co., Term Loan B.........      5.75%        04/19/22           1,029,510
    1,045,809  HUB International Ltd., Initial Term Loan (New)....      4.00%        10/02/20           1,045,088
      595,351  USI, Inc. (Compass Investors, Inc.), Initial Term
                  Loan............................................      4.25%        12/27/19             595,226
                                                                                                   --------------
                                                                                                        3,002,078
                                                                                                   --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.9%
    1,416,216  Numericable U.S. LLC (Altice France S.A.),
                  Term Loan B10...................................      4.04%        01/14/25           1,409,531
      411,876  Numericable U.S. LLC (Altice France S.A.), USD
                  TLB-7 Loan......................................      5.13%        01/15/24             415,274
                                                                                                   --------------
                                                                                                        1,824,805
                                                                                                   --------------
               LEISURE FACILITIES - 1.2%
    1,024,541  ClubCorp Club Operations, Inc., Term Loan B........      4.00%        12/15/22           1,029,233
      576,377  Life Time Fitness, Inc., Closing Date Term Loan....      4.25%        06/10/22             575,927
      636,983  Planet Fitness Holdings LLC, Term Loan.............      4.50%        03/31/21             636,983
                                                                                                   --------------
                                                                                                        2,242,143
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 2.5%
      628,769  Immucor, Inc., Term B-2 Loan.......................      5.00%        08/19/18             613,678
    1,587,302  InVentiv Health, Inc., Term Loan B.................      4.75%        11/09/23           1,586,445
      260,730  Millennium Laboratories LLC (New Millennium
                  Holdco.), Closing Date Term Loan (e)............      7.50%        12/21/20             163,824
    1,058,958  Ortho-Clinical Diagnostics, Inc. (Crimson Merger
                  Sub, Inc.), Initial Term Loan...................      4.75%        06/30/21           1,033,363
      979,600  Pharmaceutical Product Development, Inc., Initial
                  Term Loan.......................................      4.25%        08/18/22             978,023
      396,000  Sterigenics International (STHI Intermediate
                  Holding Corp.), Initial Term Loan...............      4.25%        05/16/22             394,020
                                                                                                   --------------
                                                                                                        4,769,353
                                                                                                   --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               MANAGED HEALTH CARE - 0.2%
$     306,167  MultiPlan, Inc. (MPH Acquisition Holdings LLC),
                  Term Loan B.....................................      5.00%        06/15/23      $      309,324
                                                                                                   --------------
               METAL & GLASS CONTAINERS - 0.6%
      447,798  Anchor Glass Container Corp., Term Loan............      4.75%        07/01/22             451,855
      734,488  Berlin Packaging LLC, Initial Term Loan (First
                  Lien)...........................................      4.50%        10/01/21             737,243
                                                                                                   --------------
                                                                                                        1,189,098
                                                                                                   --------------
               MOVIES & ENTERTAINMENT - 1.2%
      133,333  AMC Entertainment, Inc., Term Loan B1..............      3.35%        12/15/23             133,667
      393,025  Creative Artists Agency LLC (CAA Holdings LLC),
                  Term Loan B.....................................      5.00%        12/17/21             395,481
    1,092,717  Formula One (Delta 2 Lux S.A.R.L.), Facility B3
                  (USD)...........................................      4.75%        07/30/21           1,094,236
      400,000  Live Nation Entertainment, Inc., Term Loan B.......      3.34%        10/31/23             400,000
      243,420  WME IMG Worldwide, Inc., Term Loan (First
                  Lien)...........................................      5.25%        05/06/21             244,455
                                                                                                   --------------
                                                                                                        2,267,839
                                                                                                   --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.1%
      400,000  American Energy Marcellus Holdings LLC (Ascent
                  Resources - Marcellus LLC), Initial Loan
                  (First Lien)....................................      5.25%        08/04/20             225,252
      472,222  American Energy Marcellus Holdings LLC (Ascent
                  Resources - Marcellus LLC), Initial Loan
                  (Second Lien)...................................      8.50%        08/04/21              41,910
                                                                                                   --------------
                                                                                                          267,162
                                                                                                   --------------
               OTHER DIVERSIFIED FINANCIAL SERVICES - 0.4%
      798,000  Wex, Inc., Term Loan B.............................      4.25%        06/30/23             806,483
                                                                                                   --------------
               PACKAGED FOODS & MEATS - 2.9%
    1,500,000  Amplify Snack Brands, Inc., Term Loan B............      6.50%        08/31/23           1,494,840
      227,595  B&G Foods, Inc., Tranche B Term Loan...............      3.75%        11/02/22             229,491
    2,332,331  New HB Acquisition LLC, Term B Loan (First
                  Lien)...........................................      4.50%        08/03/22           2,347,631
    1,532,061  New HB Acquisition LLC, Term B Loan (Second
                  Lien)...........................................      8.50%        08/03/23           1,540,686
                                                                                                   --------------
                                                                                                        5,612,648
                                                                                                   --------------
               PAPER PACKAGING - 1.6%
    3,000,000  Reynolds Group Holdings, Inc., 2016 US Term
                  Loans...........................................      4.25%        02/05/23           3,006,690
                                                                                                   --------------
               PHARMACEUTICALS - 6.9%
      330,206  Akorn, Inc., Loan..................................      5.25%        04/16/21             332,270
    1,553,024  Amneal Pharmaceuticals LLC, Term Loan B............      4.50%        11/01/19           1,561,767
    1,303,338  Catalent Pharma Solutions, Inc., Dollar Term
                  Loan............................................      4.25%        05/20/21           1,309,490
    2,669,131  Concordia Healthcare Corp., Initial Dollar Term
                  Loan............................................      5.25%        10/21/21           2,387,430
    1,245,612  Endo Pharmaceuticals Holdings, Inc., 2015
                  Incremental Term B Loan.........................      3.75%        09/25/22           1,243,595
    1,200,000  Horizon Pharma, Inc., Incremental Term Loan........      5.50%        05/07/21           1,201,500


Page 12                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               PHARMACEUTICALS (CONTINUED)
$     991,535  Horizon Pharma, Inc., Term Loan B..................      4.50%        04/30/21      $      991,535
    1,085,224  Patheon, Inc (JLL/Delta Dutch Newco B.V.),
                  Initial Dollar Term Loan........................      4.25%        03/11/21           1,085,680
    3,162,912  Valeant Pharmaceuticals International, Inc.,
                  Series F-1 Tranche B Term Loan..................      5.50%        04/01/22           3,151,051
                                                                                                   --------------
                                                                                                       13,264,318
                                                                                                   --------------
               PROPERTY & CASUALTY INSURANCE - 0.5%
      567,159  Cunningham Lindsey U.S., Inc., Initial Term Loan
                  (First Lien)....................................      5.00%        12/10/19             474,525
      600,000  Sedgwick Claims Management Services, Inc.,
                  Initial Loan (Second Lien)......................      6.75%        02/28/22             594,750
                                                                                                   --------------
                                                                                                        1,069,275
                                                                                                   --------------
               REAL ESTATE SERVICES - 0.7%
    1,283,750  DTZ Worldwide LTD., 2015-1 Additional Term Loan....      4.25%        11/04/21           1,280,001
                                                                                                   --------------
               RESEARCH & CONSULTING SERVICES - 1.5%
    1,499,515  Acosta, Inc., Term Loan B..........................      4.25%        09/26/21           1,441,033
    1,128,304  Advantage Sales & Marketing, Inc., Initial Term
                  Loan (First Lien)...............................      4.25%        07/23/21           1,116,547
      402,431  Information Resources, Inc., Term Loan.............      4.75%        09/30/20             403,940
                                                                                                   --------------
                                                                                                        2,961,520
                                                                                                   --------------
               RESTAURANTS - 2.4%
      148,478  Focus Brands, Inc., Term Loan......................      5.00%        10/05/23             150,025
      480,000  Landry's Restaurants, Inc., Term Loan B............      4.00%        10/04/23             482,601
    1,000,000  Portillo's Holdings LLC, Second Lien Term Loan.....      9.00%        08/15/22             995,000
    2,601,724  Portillo's Holdings LLC, Term B Loan (First Lien)..      5.50%        08/02/21           2,580,598
      420,000  Red Lobster Management LLC, Initial Term Loan
                  (First Lien)....................................      6.25%        07/28/21             421,575
                                                                                                   --------------
                                                                                                        4,629,799
                                                                                                   --------------
               RETAIL REITS - 0.1%
      200,000  Capital Automotive LLC, Term Loan (Second
                  Lien)...........................................      6.00%        04/30/20             201,000
                                                                                                   --------------
               SEMICONDUCTORS - 2.0%
    1,956,686  Avago Technologies Cayman Ltd. (BC Luxembourg
                  S.A.R.L.), Term Loan B3.........................      3.53%        02/01/23           1,975,979
      454,361  Micron Technology, Inc., Term Loan B...............      4.29%        04/26/22             456,919
      666,501  NXP B.V., Tranche F Term Loan......................      3.41%        12/07/20             668,540
      718,200  Western Digital Corp., Term Loan B.................      4.50%        04/29/23             725,892
                                                                                                   --------------
                                                                                                        3,827,330
                                                                                                   --------------
               SOFT DRINKS - 1.0%
    1,873,688  Keurig Green Mountain, Inc. (Maple Holdings
                  Acquisition Corp.), Term B USD Loan.............      5.25%        03/03/23           1,896,640
                                                                                                   --------------
               SPECIALIZED CONSUMER SERVICES - 1.3%
      247,576  Asurion LLC, Incremental Tranche B-1 Term Loan.....      5.00%        05/24/19             247,621
      887,991  Asurion LLC, Incremental Tranche B-4 Term Loan.....      5.00%        08/04/22             891,881
      602,941  Asurion LLC, Term Loan (Second Lien)...............      8.50%        03/03/21             607,210


                        See Notes to Financial Statements                Page 13

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               SPECIALIZED CONSUMER SERVICES (CONTINUED)
$     858,752  Asurion LLC, Term Loan B5..........................      4.75%        11/03/23      $      858,752
                                                                                                   --------------
                                                                                                        2,605,464
                                                                                                   --------------
               SPECIALIZED FINANCE - 0.8%
      396,000  AlixPartners LLP, Term Loan B......................      4.00%        07/28/22             396,618
    1,138,567  Duff & Phelps Corp., Initial Term Loan.............      4.75%        04/23/20           1,139,512
                                                                                                   --------------
                                                                                                        1,536,130
                                                                                                   --------------
               SPECIALTY CHEMICALS - 0.1%
       98,004  Platform Specialty Products Corp. (fka: Macdermid,
                  Inc.), Term Loan B..............................      5.00%        10/31/23              98,739
       98,750  Trinseo Materials Operating S.C.A., Term Loan B....      4.25%        11/05/21              99,318
                                                                                                   --------------
                                                                                                          198,057
                                                                                                   --------------
               SPECIALTY STORES - 1.7%
      256,757  Coinstar, Inc., Term Loan B........................      5.25%        09/27/23             259,111
      689,976  Party City Holdings, Inc., Term Loan B.............  3.75 - 4.24%     08/19/22             691,797
    1,494,342  PetSmart, Inc., Term Loan B........................      4.00%        03/10/22           1,497,271
      483,778  Toys "R" US-Delaware, Inc., Term B-2 Loan..........      5.25%        05/25/18             453,943
      502,956  Toys "R" US-Delaware, Inc., Term B4 Loan...........      9.75%        04/25/20             459,264
                                                                                                   --------------
                                                                                                        3,361,386
                                                                                                   --------------
               SYSTEMS SOFTWARE - 2.7%
      224,222  Applied Systems, Inc., Initial Term Loan (First
                  Lien)...........................................      4.00%        01/25/21             224,558
      218,154  Applied Systems, Inc., Initial Term Loan (Second
                  Lien)...........................................      7.50%        01/24/22             219,450
      839,130  Avast Software B.V. (Sybil Software LLC), Initial
                  Dollar Term Loan................................      5.00%        09/30/22             846,683
    2,218,805  BMC Software Finance, Inc., Initial US Term
                  Loan............................................      5.00%        09/10/20           2,183,437
      774,056  Compuware Corp., Term Loan B.......................      6.25%        12/15/19             775,751
       75,000  Rocket Software, Inc., Term Loan...................      5.25%        10/14/23              75,313
      800,000  Vertafore, Inc., Term Loan.........................      4.75%        06/30/23             802,376
       80,000  Virtu Financial, Inc., TL B........................      4.25%        11/30/23              80,150
                                                                                                   --------------
                                                                                                        5,207,718
                                                                                                   --------------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
      833,333  Dell, Inc. (Diamond 1 Finance Corp.), Term
                  Loan B..........................................      4.00%        09/07/23             839,025
      831,940  Vertiv, Inc. (Cortes NP Acquisition), Term Loan B..      6.00%        03/24/21             826,740
                                                                                                   --------------
                                                                                                        1,665,765
                                                                                                   --------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS........................................      120,636,909
               (Cost $121,748,395)                                                                 --------------


Page 14                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES - 26.2%

               ALTERNATIVE CARRIERS - 0.3%
$     600,000  Level 3 Communications, Inc........................      5.75%        12/01/22      $      619,500
                                                                                                   --------------
               ALUMINUM - 0.1%
      250,000  Alcoa Nederland Holding BV (f).....................      6.75%        09/30/24             259,375
                                                                                                   --------------
               APPLICATION SOFTWARE - 0.5%
    1,000,000  Infor (US), Inc....................................      6.50%        05/15/22           1,038,750
                                                                                                   --------------
               AUTO PARTS & EQUIPMENT - 0.2%
       78,000  Cooper-Standard Automotive, Inc. (f)...............      5.63%        11/15/26              78,585
      250,000  MPG Holdco I, Inc..................................      7.38%        10/15/22             255,938
                                                                                                   --------------
                                                                                                          334,523
                                                                                                   --------------
               AUTOMOBILE MANUFACTURERS - 0.3%
      500,000  Fiat Chrysler Automobiles N.V......................      5.25%        04/15/23             511,875
                                                                                                   --------------
               BROADCASTING - 2.4%
    1,105,000  Gray Television, Inc. (f)..........................      5.88%        07/15/26           1,102,237
      375,000  Lin Television Corp................................      5.88%        11/15/22             394,219
      188,000  Nexstar Broadcasting, Inc..........................      6.88%        11/15/20             195,285
      100,000  Nexstar Broadcasting, Inc. (f).....................      6.13%        02/15/22             103,000
      500,000  Nexstar Escrow Corp. (f)...........................      5.63%        08/01/24             497,500
    1,000,000  Sinclair Television Group, Inc. (f)................      5.63%        08/01/24           1,015,000
      215,000  Sinclair Television Group, Inc. (f)................      5.88%        03/15/26             222,525
      100,000  Sinclair Television Group, Inc. (f)................      5.13%        02/15/27              96,000
    1,000,000  Univision Communications, Inc. (f).................      6.75%        09/15/22           1,057,550
                                                                                                   --------------
                                                                                                        4,683,316
                                                                                                   --------------
               CABLE & SATELLITE - 2.0%
      972,000  Altice US Finance I Corp. (f)......................      5.50%        05/15/26             993,870
      131,000  CSC Holdings, Inc. (f).............................      5.50%        04/15/27             133,211
    1,500,000  CCO Holdings LLC/CCO Holdings Capital Corp.........      5.75%        01/15/24           1,590,000
      200,000  CCO Holdings LLC/CCO Holdings Capital
                  Corp. (f).......................................      5.88%        04/01/24             212,000
    1,000,000  Cequel Communications Holdings I LLC/Cequel
                  Capital Corp. (f)...............................      5.13%        12/15/21             990,000
                                                                                                   --------------
                                                                                                        3,919,081
                                                                                                   --------------
               CASINOS & GAMING - 1.8%
      550,000  Caesars Growth Properties Holdings LLC/Caesars
                  Growth Properties Finance, Inc..................      9.38%        05/01/22             587,125
    1,850,000  MGM Resorts International..........................      7.75%        03/15/22           2,146,000
      600,000  Station Casinos LLC................................      7.50%        03/01/21             631,730
                                                                                                   --------------
                                                                                                        3,364,855
                                                                                                   --------------
               COMPUTER & ELECTRONICS RETAIL - 0.1%
      100,000  Energizer Holdings, Inc. (f).......................      5.50%        06/15/25             101,500
                                                                                                   --------------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.2%
      300,000  CNH Industrial N.V.................................      4.50%        08/15/23             302,250
                                                                                                   --------------
               DIVERSIFIED REAL ESTATE ACTIVITIES - 0.5%
      500,000  Meritage Homes Corp................................      7.00%        04/01/22             560,500
      355,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc.......      5.88%        06/15/24             369,644
                                                                                                   --------------
                                                                                                          930,144
                                                                                                   --------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               FOOD RETAIL - 0.1%
$     165,000  Albertson's Cos. LLC/Safeway Inc./New Albertson's
                  Inc./Albertson's LLC (f)........................      5.75%        03/15/25      $      163,299
                                                                                                   --------------
               HEALTH CARE EQUIPMENT - 1.1%
    2,050,000  DJO Finco, Inc./DJO Finance LLC/DJO Finance
                  Corp. (f).......................................      8.13%        06/15/21           1,891,125
      300,000  Hill-Rom Holdings, Inc. (f)........................      5.75%        09/01/23             316,500
                                                                                                   --------------
                                                                                                        2,207,625
                                                                                                   --------------
               HEALTH CARE FACILITIES - 5.6%
    1,375,000  CHS/Community Health Systems, Inc..................      8.00%        11/15/19           1,216,875
    1,100,000  CHS/Community Health Systems, Inc..................      6.88%        02/01/22             844,250
      375,000  HCA, Inc...........................................      5.38%        02/01/25             383,231
      600,000  Healthsouth Corp...................................      5.75%        11/01/24             621,750
    1,250,000  Kindred Healthcare, Inc............................      8.00%        01/15/20           1,243,750
      500,000  Kindred Healthcare, Inc............................      6.38%        04/15/22             464,690
    1,500,000  Select Medical Corp................................      6.38%        06/01/21           1,488,750
      500,000  Tenet Healthcare Corp..............................      5.00%        03/01/19             487,345
      500,000  Tenet Healthcare Corp..............................      6.75%        02/01/20             491,250
    3,500,000  Tenet Healthcare Corp..............................      8.13%        04/01/22           3,438,750
                                                                                                   --------------
                                                                                                       10,680,641
                                                                                                   --------------
               HEALTH CARE SERVICES - 0.6%
      600,000  AmSurg Corp........................................      5.63%        07/15/22             614,250
      510,000  Surgical Care Affiliates LLC, Inc. (f).............      6.00%        04/01/23             532,950
                                                                                                   --------------
                                                                                                        1,147,200
                                                                                                   --------------
               HOMEFURNISHING RETAIL - 0.1%
      100,000  Serta Simmons Bedding LLC (f)......................      8.13%        10/01/20             103,943
                                                                                                   --------------
               HOTELS, RESORTS & CRUISE LINES - 0.5%
      850,000  Felcor Lodging L.P.................................      6.00%        06/01/25             886,125
                                                                                                   --------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
      268,000  NRG Energy, Inc....................................      7.88%        05/15/21             281,400
      500,000  NRG Energy, Inc....................................      6.25%        07/15/22             503,750
                                                                                                   --------------
                                                                                                          785,150
                                                                                                   --------------
               INDUSTRIAL MACHINERY - 0.1%
      142,000  SPX Flow, Inc. (f).................................      5.63%        08/15/24             144,308
      142,000  SPX Flow, Inc. (f).................................      5.88%        08/15/26             144,485
                                                                                                   --------------
                                                                                                          288,793
                                                                                                   --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
      125,000  Frontier Communications Corp.......................      8.88%        09/15/20             133,281
      110,000  Frontier Communications Corp.......................      6.25%        09/15/21             105,050
      500,000  Frontier Communications Corp.......................      8.75%        04/15/22             496,250
                                                                                                   --------------
                                                                                                          734,581
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 1.3%
      237,000  Double Eagle Acquisition Sub, Inc. (f).............      7.50%        10/01/24             244,702
      900,000  Jaguar Holding Co. II/Pharmaceutical Product
                  Development, Inc. (f)...........................      6.38%        08/01/23             907,200


Page 16                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
$   1,500,000  Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
                  Diagnostics S.A. (f)............................      6.63%        05/15/22      $    1,290,000
                                                                                                   --------------
                                                                                                        2,441,902
                                                                                                   --------------
               MANAGED HEALTH CARE - 0.1%
      100,000  Centene Corp.......................................      5.63%        02/15/21             105,151
      100,000  Centene Corp.......................................      6.13%        02/15/24             106,750
                                                                                                   --------------
                                                                                                          211,901
                                                                                                   --------------
               METAL & GLASS CONTAINERS - 0.1%
      100,000  Owens-Brockway Glass Container, Inc. (f)...........      5.88%        08/15/23             106,750
                                                                                                   --------------
               MOVIES & ENTERTAINMENT - 0.6%
      930,000  AMC Entertainment, Inc.............................      5.75%        06/15/25             936,975
       61,000  AMC Entertainment, Inc. (f)........................      5.88%        11/15/26              61,381
      125,000  Cinemark USA, Inc..................................      4.88%        06/01/23             125,781
                                                                                                   --------------
                                                                                                        1,124,137
                                                                                                   --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.2%
      200,000  Murphy Oil Corp....................................      6.88%        08/15/24             211,242
      125,000  Sanchez Energy Corp................................      6.13%        01/15/23             107,500
      134,000  Tallgrass Energy Partners LP/Tallgrass Energy
                  Finance Corp. (f)...............................      5.50%        09/15/24             133,665
                                                                                                   --------------
                                                                                                          452,407
                                                                                                   --------------
               OIL & GAS REFINING & MARKETING - 0.1%
      250,000  CITGO Petroleum Corp. (f)..........................      6.25%        08/15/22             256,875
                                                                                                   --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.4%
      575,000  Crestwood Midstream Partners L.P./Crestwood
                  Midstream Finance Corp..........................      6.13%        03/01/22             590,812
       75,000  Holly Energy Partners L.P./Holly Energy Finance
                  Corp. (f).......................................      6.00%        08/01/24              78,375
      188,000  Summit Midstream Holdings LLC/Summit
                  Midstream Finance Corp..........................      5.50%        08/15/22             183,300
                                                                                                   --------------
                                                                                                          852,487
                                                                                                   --------------
               PACKAGED FOODS & MEATS - 0.7%
      250,000  JBS USA LUX S.A./JBS USA Finance, Inc. (f).........      7.25%        06/01/21             257,500
      380,000  JBS USA LUX S.A./JBS USA Finance, Inc (f)..........      5.88%        07/15/24             383,800
      150,000  Pilgrim's Pride Corp. (f)..........................      5.75%        03/15/25             154,125
      350,000  Post Holdings, Inc. (f)............................      5.00%        08/15/26             340,375
      225,000  TreeHouse Foods, Inc. (f)..........................      6.00%        02/15/24             242,775
                                                                                                   --------------
                                                                                                        1,378,575
                                                                                                   --------------
               PAPER PACKAGING - 0.4%
      789,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                  LLC/Reynolds Group Issuer Lu (f)................      7.00%        07/15/24             844,723
                                                                                                   --------------
               PHARMACEUTICALS - 1.2%
      180,000  Concordia International Corp. (f)..................      9.00%        04/01/22             176,175
    1,420,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (f)....      6.00%        07/15/23           1,242,500
      915,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (f)....      6.50%        02/01/25             775,462
      200,000  Quintiles IMS Health, Inc. (f).....................      5.00%        10/15/26             207,250
                                                                                                   --------------
                                                                                                        2,401,387
                                                                                                   --------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               RESTAURANTS - 0.3%
$     239,000  Brinker International, Inc. (f)....................      5.00%        10/01/24      $      243,780
      413,000  Landry's, Inc. (f).................................      6.75%        10/15/24             422,293
                                                                                                   --------------
                                                                                                          666,073
                                                                                                   --------------
               SPECIALIZED REITS - 0.4%
      500,000  Geo Group, (The) Inc...............................      5.88%        01/15/22             473,750
      250,000  Geo Group, (The) Inc...............................      5.88%        10/15/24             218,125
                                                                                                   --------------
                                                                                                          691,875
                                                                                                   --------------
               SPECIALTY CHEMICALS - 0.1%
      100,000  Valvoline, Inc. (f)................................      5.50%        07/15/24             105,750
                                                                                                   --------------
               SPECIALTY STORES - 0.4%
      675,000  PetSmart, Inc. (f).................................      7.13%        03/15/23             707,906
                                                                                                   --------------
               SYSTEMS SOFTWARE - 0.4%
      500,000  BMC Software, Inc..................................      7.25%        06/01/18             500,000
      375,000  BMC Software Finance, Inc. (f).....................      8.13%        07/15/21             345,000
                                                                                                   --------------
                                                                                                          845,000
                                                                                                   --------------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
      500,000  Diamond 1 Finance Corp./Diamond 2 Finance
                  Corp. (f).......................................      7.13%        06/15/24             548,165
                                                                                                   --------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      209,000  BlueLine Rental Finance Corp. (f)..................      7.00%        02/01/19             183,398
       61,000  United Rentals North America, Inc..................      5.50%        05/15/27              60,771
                                                                                                   --------------
                                                                                                          244,169
                                                                                                   --------------
               TRUCKING - 0.4%
      600,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc. (f)........................................      5.13%        06/01/22             590,250
      125,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc.............................................      5.50%        04/01/23             124,219
                                                                                                   --------------
                                                                                                          714,469
                                                                                                   --------------
               WIRELESS TELECOMMUNICATION SERVICES - 1.4%
      320,000  SBA Communications Corp. (f).......................      4.88%        09/01/24             320,800
      500,000  Sprint Communications, Inc.........................      7.00%        08/15/20             521,250
    1,350,000  Sprint Communications, Inc. (f)....................      9.00%        11/15/18           1,488,375
      200,000  T-Mobile USA, Inc..................................      6.00%        03/01/23             211,000
      200,000  T-Mobile USA, Inc..................................      6.63%        04/01/23             213,036
                                                                                                   --------------
                                                                                                        2,754,461
                                                                                                   --------------
               TOTAL CORPORATE BONDS AND NOTES..................................................       50,411,538
               (Cost $51,123,547)                                                                  --------------


Page 18                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
FOREIGN CORPORATE BONDS AND NOTES - 5.7%

               AEROSPACE & DEFENSE - 0.4%
$     750,000  Bombardier, Inc. (f)...............................      7.75%        03/15/20      $      765,000
                                                                                                   --------------
               ALTERNATIVE CARRIERS - 0.3%
    1,750,000  Intelsat Luxembourg S.A............................      7.75%        06/01/21             577,500
                                                                                                   --------------
               BUILDING PRODUCTS - 0.6%
    1,020,000  Cemex S.A.B de C.V. (f)............................      7.25%        01/15/21           1,098,744
                                                                                                   --------------
               CABLE & SATELLITE - 0.9%
      500,000  Virgin Media Finance PLC (f).......................      6.00%        10/15/24             509,375
    1,036,000  Ziggo Bond Finance B.V. (f)........................      6.00%        01/15/27           1,019,813
      250,000  Ziggo Secured Finance B.V. (f).....................      5.50%        01/15/27             247,500
                                                                                                   --------------
                                                                                                        1,776,688
                                                                                                   --------------
               CASINOS & GAMING - 0.3%
      250,000  MCE Finance Ltd. (f)...............................      5.00%        02/15/21             250,918
      310,000  Wynn Macau Ltd. (f)................................      5.25%        10/15/21             312,632
                                                                                                   --------------
                                                                                                          563,550
                                                                                                   --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.5%
    1,000,000  SFR Group S.A. (f).................................      6.00%        05/15/22           1,029,070
                                                                                                   --------------
               METAL & GLASS CONTAINERS - 0.5%
      114,706  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (f)...................................      7.00%        11/15/20             118,721
      750,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (f)...................................      6.75%        01/31/21             776,250
                                                                                                   --------------
                                                                                                          894,971
                                                                                                   --------------
               PACKAGED FOODS & MEATS - 0.1%
      250,000  Fage International S.A./Fage USA Diary Industry,
                  Inc. (f)........................................      5.63%        08/15/26             258,750
                                                                                                   --------------
               PHARMACEUTICALS - 1.7%
      928,000  Capsugel S.A. (f) (g)..............................      7.00%        05/15/19             928,464
    1,000,000  Mallinckrodt International Finance S.A. S.A./
                  Mallinckrodt CB LLC (f).........................      5.75%        08/01/22             952,500
      250,000  Mallinckrodt International Finance S.A. S.A./
                  Mallinckrodt CB LLC (f).........................      5.63%        10/15/23             236,250
      250,000  Mallinckrodt International Finance S.A. S.A./
                  Mallinckrodt CB LLC (f).........................      5.50%        04/15/25             232,500
    1,000,000  Valeant Pharmaceuticals International, Inc. (f)....      5.38%        03/15/20             870,000
                                                                                                   --------------
                                                                                                        3,219,714
                                                                                                   --------------
               SECURITY & ALARM SERVICES - 0.4%
      750,000  Garda World Security Corp. (f).....................      7.25%        11/15/21             720,000
                                                                                                   --------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES..........................................       10,903,987
               (Cost $12,294,901)                                                                  --------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                         DESCRIPTION                                          VALUE
-------------  ---------------------------------------------------------------------------------   --------------
COMMON STOCKS - 0.3%

               COAL & CONSUMABLE FUELS - 0.2%
        4,840  Arch Coal, Inc. (c) (h)..........................................................   $      355,159
                                                                                                   --------------
               ELECTRIC UTILITIES - 0.1%
       14,134  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) (d) (h).................          214,837
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 0.0%
        7,900  New Millennium Holdco, Inc. (e) (f) (h)..........................................           13,825
                                                                                                   --------------
               TOTAL COMMON STOCKS..............................................................          583,821
               (Cost $582,005)                                                                     --------------

RIGHTS - 0.0%

               ELECTRIC UTILITIES - 0.0%
       22,964  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) Claim (d) (h) (i).......                0
       14,763  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) (d) (h).................           25,835
                                                                                                   --------------
                                                                                                           25,835
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 0.0%
            1  New Millennium Holdco, Inc., Corporate Claim Trust (e) (h) (i) (j)...............                0
            1  New Millennium Holdco, Inc., Lender Claim Trust (e) (h) (i) (j)..................                0
                                                                                                   --------------
                                                                                                                0
                                                                                                   --------------
               TOTAL RIGHTS.....................................................................   $       25,835
               (Cost $25,651)                                                                      --------------

               TOTAL INVESTMENTS - 95.0%........................................................      182,562,090
               (Cost $185,774,499) (k)
               NET OTHER ASSETS AND LIABILITIES - 5.0%..........................................        9,562,417
                                                                                                   --------------
               NET ASSETS - 100.0%..............................................................   $  192,124,507
                                                                                                   ==============

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) On October 4, 2016, Arch Coal, Inc. completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, each lender received a portion of a new term loan equal to its closing date term loan percentage pursuant to the new credit agreement and a pro rata share of the newly issued common equity shares in the new company. The company also made a cash distribution to first lien creditors.

(d) On October 3, 2016, Texas Competitive Electric Holdings (TCEH), completed their reorganization in the form of a tax free spin off from their parent company, Energy Future Holdings. As part of the reorganization, first lien holders received equity in a new entity, TCEH Corp., cash held by the new entity, tax receivable rights, and a beneficial interest in an unsecured claim up to the parent company, Energy Future Holdings.

(e) On December 21, 2015, Millennium Laboratories LLC completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Millennium Laboratories LLC, Tranche B Term Loan received a portion of a new term loan and a pro rata share of the newly issued common equity shares in New Millennium Holdco, Inc., the new company. Each lender was also issued a beneficial interest in the Corporate Claim Trust


Page 20                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016


      entitling it, as holder of such beneficial interest, to receive Corporate Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Corporate Causes of Action are available to make such a distribution. In addition, each lender was issued a beneficial interest in the Lender Claim Trust entitling it, as holder of such beneficial interest, to receive Lender Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Corporate Causes of Action are available to make such a distribution.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust" or the "Advisors"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $33,158,625 or 17.3% of net assets.

(g) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For year ended October 31, 2016, this security paid all of its interest in cash.

(h)   Non-income producing security.

(i) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2016, investments noted as such are valued at $0 or 0.0% of net assets.

(j) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by First Trust, the Fund's advisor.

(k) Aggregate cost for federal income tax purposes is $186,176,854. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,539,048 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,153,812.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2016        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Senior Floating-Rate Loan Interests*...............    $ 120,636,909   $          --   $ 120,636,909   $          --
Corporate Bonds and Notes*.........................       50,411,538              --      50,411,538              --
Foreign Corporate Bonds and Notes*.................       10,903,987              --      10,903,987              --
Common Stocks:
   Life Sciences Tools & Services..................           13,825              --          13,825              --
   Other Common Stocks*............................          569,996         569,996              --              --
Rights:
   Electric Utilities..............................           25,835              --          25,835              --**
   Life Sciences Tools & Services..................               --**            --              --              --**
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 182,562,090   $     569,996   $ 181,992,094   $          --**
                                                       =============   =============   =============   =============

* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

** Investment is valued at $0.

There were no transfers between Level 1 and Level 2 at October 31, 2016.


                        See Notes to Financial Statements                Page 21

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016


All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2016, the Fund transferred Senior Floating-Rate Loan Interests valued at $474,525 from Level 3 to Level 2 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 3 to Level 2 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests.

Level 3 Senior Floating-Rate Loan Interests and Rights are fair valued by the Advisor's Pricing Committee. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The Level 3 Senior Floating Rate Loan Interest and Rights values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2015
   Senior Floating-Rate Loan Interests                 $     997,297
   Rights                                                         --
Net Realized Gain (Loss)
   Senior Floating-Rate Loan Interests                         1,213
Net Change in Unrealized Appreciation/Depreciation
   Senior Floating-Rate Loan Interests                        45,744
Purchases                                                         --
   Rights                                                         --**
Sales
   Senior Floating-Rate Loan Interests                      (569,729)
Transfers Out
   Senior Floating-Rate Loan Interests                      (474,525)
                                                       -------------
ENDING BALANCE AT OCTOBER 31, 2016
   Senior Floating-Rate Loan Interests                            --
   Rights                                                         --**
                                                       -------------
Total Level 3 holdings                                 $          --**
                                                       =============

** Investment is valued at $0.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2016.


Page 22                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
   (Cost $185,774,499).........................................................................      $182,562,090
Cash...........................................................................................        13,470,470
Receivables:
   Investment securities sold..................................................................         9,583,755
   Interest....................................................................................         1,477,097
   Fund shares sold............................................................................           394,405
                                                                                                     ------------
   Total Assets................................................................................       207,487,817
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................        14,590,831
   Fund Shares repurchased.....................................................................           384,515
   Investment advisory fees....................................................................           112,951
   Distributions payable.......................................................................           100,773
   Audit and tax fees..........................................................................            58,200
   12b-1 distributions and service fees........................................................            32,012
   Transfer agent fees.........................................................................            23,404
   Custodian fees..............................................................................            16,596
   Administrative fees.........................................................................            12,806
   Printing fees...............................................................................            12,315
   Registration fees...........................................................................             8,640
   Interest and fees on loan...................................................................             2,514
   Legal fees..................................................................................             1,890
   Trustees' fees and expenses.................................................................             1,511
   Financial reporting fees....................................................................               773
Other liabilities..............................................................................             3,579
                                                                                                     ------------
                                                                                                       15,363,310
                                                                                                     ------------
NET ASSETS.....................................................................................      $192,124,507
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $198,101,940
Par value......................................................................................            96,226
Accumulated net investment income (loss).......................................................           705,239
Accumulated net realized gain (loss) on investments............................................        (3,566,489)
Net unrealized appreciation (depreciation) on investments......................................        (3,212,409)
                                                                                                     ------------
NET ASSETS.....................................................................................      $192,124,507
                                                                                                     ============

MAXIMUM OFFERING PRICE PER SHARE:
(Net assets are rounded to the nearest whole dollar and share are rounded to the nearest full share)

CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $55,640,199 and
   2,786,589 shares of beneficial interest issued and outstanding).............................      $      19.97
Maximum sales charge (3.50% of offering price).................................................              0.72
                                                                                                     ============
Maximum offering price to public...............................................................      $      20.69
                                                                                                     ============

CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $23,840,452 and
   1,195,058 shares of beneficial interest issued and outstanding).............................      $      19.95
                                                                                                     ============

CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of $112,643,856 and
   5,640,947 shares of beneficial interest issued and outstanding).............................      $      19.97
                                                                                                     ============


                        See Notes to Financial Statements                Page 23

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest.......................................................................................      $  9,817,330
Other..........................................................................................            14,295
                                                                                                     ------------
   Total investment income.....................................................................         9,831,625
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         1,117,579
12b-1 distribution and/or service fees
   Class A.....................................................................................           122,189
   Class C.....................................................................................           239,657
Transfer agent fees............................................................................           149,950
Administrative fees............................................................................           122,126
Registration fees..............................................................................            67,018
Audit and tax fees.............................................................................            62,352
Legal fees.....................................................................................            43,720
Excise tax expense.............................................................................            40,800
Printing fees..................................................................................            40,463
Custodian fees.................................................................................            33,681
Interest and fees on loan......................................................................            32,066
Trustees' fees and expenses....................................................................            17,879
Expenses previously waived or reimbursed.......................................................            10,874
Financial reporting fees.......................................................................             9,252
Other..........................................................................................            12,958
                                                                                                     ------------
   Total expenses..............................................................................         2,122,564
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         7,709,061
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Investments.................................................................................        (3,197,036)
   Net change in unrealized appreciation (depreciation) on investments.........................         3,902,696
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           705,660
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  8,414,721
                                                                                                     ============


Page 24                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR               YEAR
                                                                                       ENDED              ENDED
                                                                                    10/31/2016         10/31/2015
                                                                                  -------------      -------------
OPERATIONS:
Net investment income (loss)...................................................   $   7,709,061      $   7,504,095
Net realized gain (loss).......................................................      (3,197,036)          (166,375)
Net change in unrealized appreciation (depreciation)...........................       3,902,696         (6,525,815)
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from operations................       8,414,721            811,905
                                                                                  -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares.................................................................      (2,261,813)        (1,790,616)
Class C Shares.................................................................        (935,313)          (789,673)
Class I Shares.................................................................      (4,827,752)        (4,083,110)
                                                                                  -------------      -------------
                                                                                     (8,024,878)        (6,663,399)
                                                                                  -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares.................................................................              --            (98,912)
Class C Shares.................................................................              --            (50,651)
Class I Shares.................................................................              --           (200,327)
                                                                                  -------------      -------------
                                                                                             --           (349,890)
                                                                                  -------------      -------------
Total distributions to shareholders............................................      (8,024,878)        (7,013,289)
                                                                                  -------------      -------------

CAPITAL TRANSACTIONS:
Proceeds from Shares sold......................................................      82,990,512         85,496,905
Proceeds from Shares reinvested................................................       6,913,108          6,034,789
Cost of Shares redeemed........................................................     (80,469,500)       (83,897,426)
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from capital transactions......       9,434,120          7,634,268
                                                                                  -------------      -------------
Total increase (decrease) in net assets........................................       9,823,963          1,432,884

NET ASSETS:
Beginning of period............................................................     182,300,544        180,867,660
                                                                                  -------------      -------------
End of period..................................................................   $ 192,124,507      $ 182,300,544
                                                                                  =============      =============
Accumulated net investment income (loss) at end of period......................   $     705,239      $     815,397
                                                                                  =============      =============


                        See Notes to Financial Statements                Page 25

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             YEAR ENDED OCTOBER 31,                FOR THE PERIOD
                                                  --------------------------------------------         ENDED
CLASS A SHARES                                        2016            2015            2014         10/31/2013 (a)
                                                  ------------    ------------    ------------     --------------
Net asset value, beginning of period............    $  19.83        $  20.54        $  20.68          $  20.00
                                                    --------        --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................        0.87            0.90            0.76              0.65
Net realized and unrealized gain (loss).........        0.18           (0.77)          (0.12)             0.90
                                                    --------        --------        --------          --------
Total from investment operations................        1.05            0.13            0.64              1.55
                                                    --------        --------        --------          --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................       (0.91)          (0.80)          (0.78)            (0.70)
Net realized gain...............................          --           (0.04)             --                --
Return of capital...............................          --              --              --             (0.17)
                                                    --------        --------        --------          --------
Total from distributions........................       (0.91)          (0.84)          (0.78)            (0.87)
                                                    --------        --------        --------          --------
Net asset value, end of period..................    $  19.97        $  19.83        $  20.54          $  20.68
                                                    ========        ========        ========          ========
TOTAL RETURN (c)................................        5.47%           0.63%           3.14%             7.87% (d)
                                                    ========        ========        ========          ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 55,640        $ 53,433        $ 53,304          $ 44,819
Ratio of total expenses to average net assets...        1.27%           1.26%           1.38%             1.54% (f)
Ratio of net expenses to average net assets.....        1.27% (e)       1.25%           1.25%             1.25% (f)
Ratio of net investment income (loss) to
   average net assets...........................        4.44%           4.43%           3.68%             3.20% (f)
Portfolio turnover rate.........................          62%              58%             109%             89%

(a) Class A Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) The Fund received a payment from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class A Shares.

(e) Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.25%.

(f)   Annualized.


Page 26                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             YEAR ENDED OCTOBER 31,                FOR THE PERIOD
                                                  --------------------------------------------         ENDED
CLASS C SHARES                                        2016            2015            2014         10/31/2013 (a)
                                                  ------------    ------------    ------------     --------------
Net asset value, beginning of period............    $  19.81        $  20.52        $  20.66          $  20.00
                                                    --------        --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................        0.72            0.75            0.60              0.50
Net realized and unrealized gain (loss).........        0.18           (0.77)          (0.11)             0.89
                                                    --------        --------        --------          --------
Total from investment operations................        0.90           (0.02)           0.49              1.39
                                                    --------        --------        --------          --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................       (0.76)          (0.65)          (0.63)            (0.59)
Net realized gain...............................          --           (0.04)             --                --
Return of capital...............................          --              --              --             (0.14)
                                                    --------        --------        --------          --------
Total from distributions........................       (0.76)          (0.69)          (0.63)            (0.73)
                                                    --------        --------        --------          --------
Net asset value, end of period..................    $  19.95        $  19.81        $  20.52          $  20.66
                                                    ========        ========        ========          ========
TOTAL RETURN (c)................................        4.69%          (0.12)%          2.38%             7.04% (d)
                                                    ========        ========        ========          ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 23,841        $ 25,213        $ 24,531          $ 13,522
Ratio of total expenses to average net assets...        2.02%           2.01%           2.13%             2.29% (f)
Ratio of net expenses to average net assets.....        2.02% (e)       2.00%           2.00%             2.00% (f)
Ratio of net investment income (loss) to
   average net assets...........................        3.70%           3.68%           2.93%             2.45% (f)
Portfolio turnover rate.........................          62%             58%            109%               89%

(a) Class C Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within once year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) The Fund received a payment from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class C Shares.

(e) Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.00%.

(f)   Annualized.


                        See Notes to Financial Statements                Page 27

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             YEAR ENDED OCTOBER 31,                FOR THE PERIOD
                                                  --------------------------------------------         ENDED
CLASS I SHARES                                        2016            2015            2014         10/31/2013 (a)
                                                  ------------    ------------    ------------     --------------
Net asset value, beginning of period............    $  19.83        $  20.54        $  20.68          $  20.00
                                                    --------        --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................        0.92            0.95            0.81              0.70
Net realized and unrealized gain (loss).........        0.18           (0.77)          (0.12)             0.90
                                                    --------        --------        --------          --------
Total from investment operations................        1.10            0.18            0.69              1.60
                                                    --------        --------        --------          --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................       (0.96)          (0.85)          (0.83)            (0.74)
Net realized gain...............................          --           (0.04)             --                --
Return of capital...............................          --              --              --             (0.18)
                                                    --------        --------        --------          --------
Total from distributions........................       (0.96)          (0.89)           (0.83)           (0.92)
                                                    --------        --------        --------          --------
Net asset value, end of period..................    $  19.97        $  19.83        $  20.54          $  20.68
                                                    ========        ========        ========          ========
TOTAL RETURN (c)................................        5.74%           0.88%           3.40%             8.11% (d)
                                                    ========        ========        ========          ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $112,644        $ 103,655       $  103,033       $   43,395
Ratio of total expenses to average net assets...        1.02%           1.01%           1.13%             1.29% (f)
Ratio of net expenses to average net assets.....        1.02% (e)       1.00%           1.00%             1.00% (f)
Ratio of net investment income (loss) to
   average net assets...........................        4.69%           4.68%           3.93%             3.45% (f)
Portfolio turnover rate.........................          62%             58%            109%               89%

(a) Class I Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d) The Fund received a payment from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class I Shares.

(e) Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.00%.

(f)   Annualized.


Page 28                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as "junk bonds." For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting and Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

-----------------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2016


      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2016


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments as of October 31, 2016.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of October 31, 2016.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2016, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $205,659, a decrease in accumulated net realized gain (loss) on investments by $160,726 and a decrease to paid-in capital of $44,933. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2016


The tax character of distributions paid during the fiscal year ended October 31, 2016, and 2015, was as follows:

Distributions paid from:                              2016             2015
Ordinary income.................................  $   8,024,878    $   6,915,557
Capital gain....................................             --           97,732
Return of capital...............................             --               --

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $   1,107,594
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................      1,107,594
Accumulated capital and other losses............     (3,566,489)
Net unrealized appreciation (depreciation)......     (3,614,764)
                                                  -------------
Total accumulated earnings (losses).............     (6,073,659)
Other...........................................             --
Paid-in capital.................................    198,198,166
                                                  -------------
Net assets......................................  $ 192,124,507
                                                  =============

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had non-expiring capital loss carryforwards of $3,566,489 for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the Securities and Exchange Commission (the "SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2016


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2018, and then will not exceed 1.35% from March 1, 2018 through February 28, 2027 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust are subject to recovery by First Trust up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable Expense Cap in place for the most recent fiscal year for which such Expense Cap was in place. These amounts are included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2016, and the expenses borne by First Trust subject to recovery were as follows:

                                                        EXPENSES SUBJECT TO RECOVERY
                                  -------------------------------------------------------------------------
ADVISORY FEE       EXPENSE          PERIOD ENDED         YEAR ENDED          YEAR ENDED
   WAIVER       REIMBURSEMENTS    OCTOBER 31, 2014    OCTOBER 31, 2015    OCTOBER 31, 2016       TOTAL
------------    --------------    ----------------    ----------------    ----------------   --------------
  $     --         $     --          $188,551            $11,894              $     --          $200,445

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2016


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2016                  OCTOBER 31, 2015

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                     1,404,733    $  27,590,019        1,258,674    $  25,202,422
     Class C                       281,113        5,492,853          348,495        7,101,059
     Class I                     2,547,774       49,907,640        2,616,387       53,193,424
                                ----------    -------------       ----------    -------------
Total Sales:                     4,233,620    $  82,990,512        4,223,556    $  85,496,905
                                ==========    =============       ==========    =============

Dividend Reinvestment:

     Class A                        97,760    $   1,914,417           76,276    $   1,547,654
     Class C                        41,163          805,286           35,343          716,170
     Class I                       214,036        4,193,405          185,889        3,770,965
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       352,959    $   6,913,108          297,508    $   6,034,789
                                ==========    =============       ==========    =============
Redemptions:
     Class A                    (1,410,230)   $ (27,208,886)      (1,235,840)   $ (25,035,811)
     Class C                      (399,642)      (7,806,593)        (306,658)      (6,230,308)
     Class I                    (2,347,504)     (45,454,021)      (2,591,742)     (52,631,307)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (4,157,376)   $ (80,469,500)      (4,134,240)   $ (83,897,426)
                                ==========    =============       ==========    =============

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2016, were $113,664,425 and $102,498,968, respectively.

                                 6. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, has a $135 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. Prior to November 10, 2015, the BNYM Line of Credit was $80 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statement of Operations in the Commitment fees line item. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. As of October 31, 2016, the Fund did not have any outstanding borrowings under the Line of Credit.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SHORT DURATION HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Short Duration High Income Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Short Duration High Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Distributions paid to foreign shareholders between the period January 1, 2016 and October 31, 2016 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subjected to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2016, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. THE FOLLOWING SUMMARIZES SOME, BUT NOT ALL, OF THE RISKS THAT SHOULD BE CONSIDERED FOR THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER FUND REGULATORY FILINGS.

HIGH-YIELD SECURITIES RISK: High-yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high-yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund invests, are usually rated below-investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

CURRENCY RISK: Because the Fund's net asset value ("NAV") is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

PREPAYMENT RISK: Loans and other fixed income investments are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio may decline as the Fund generally holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

CALL RISK: If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

ILLIQUID SECURITIES RISK:Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien loans that are unsecured and debt securities are subject to many of the same risks that affect senior floating rate loans; however they are often unsecured and/or lower in the issuer's capital structure than senior floating rate loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed income securities are fixed rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Trust, on behalf of the First Trust Short Duration High Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the perspective of the Fund and the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments and considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense caps for each share class through February 28, 2018 and agreed to keep the long-term expense cap in place from March 1, 2018 through February 28, 2027. The Board noted that fees waived or expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund and non-fund clients. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds in the MPI Peer Group. The Board noted that the Fund's total (net) expense ratio (Class A shares) was above the median of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund and took these limitations into account in considering the peer data. With respect to

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)


fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to benchmark indexes, including one blended benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the MPI Peer Group average and two of the benchmark indexes, including the blended benchmark index, and underperformed the other benchmark index for the one-year period ended December 31, 2015. The Board noted that the Fund (Class A shares) outperformed the MPI Peer Group average and all three benchmark indexes for the three-year period ended December 31, 2015.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that First Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND              AND LENGTH OF                 PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term     Physician; President, Wheaton Orthopedics;       137        None
c/o First Trust Advisors L.P.                         Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Trust         Limited Partnership; Member, Sportsmed
  Suite 400 LLC                   Inception           (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term     President, ADM Investor Services, Inc.           137        Director of ADM
c/o First Trust Advisors L.P.                         (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Trust                                                                     Inc. and ADM
  Suite 400                       Inception                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term     President, Hibs Enterprises (Financial           137        Director of Trust
c/o First Trust Advisors L.P.                         and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Trust                                                                     Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term     Managing Director and Chief Operating            137        Director of
c/o First Trust Advisors L.P.                         Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Trust         Harapan Educational Foundation (Educational                 Transport, Inc.
  Suite 400                       Inception           Products and Services); President and Chief                 (May 2003 to
Wheaton, IL 60187                                     Executive Officer (June 2012 to September                   May 2014)
D.O.B.: 03/54                                         2014), Servant Interactive LLC (Educational
                                                      Products and Services); President and Chief
                                                      Executive Officer (June 2012 to September
                                                      2014), Dew Learning LLC (Educational
                                                      Products and Services); President (June 2002
                                                      to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Indefinite Term     Chief Executive Officer, First Trust             137        None
and Chairman of the Board                             Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Trust         L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception           BondWave LLC (Software Development Company)
Wheaton, IL 60187                                     and Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                         Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                              POSITION AND                TERM OF OFFICE
     NAME, ADDRESS               OFFICES                   AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH           WITH TRUST                     SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                           o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.; Chief Financial Officer,
                                                                               BondWave LLC (Software Development Company)
                                                                               (January 2016 to Present) and Stonebridge Advisors
                                                                               LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade          Treasurer, Chief             o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Financial Officer and                                 President (April 2012 to July 2016), First Trust
  Suite 400              Chief Accounting Officer     o Since January 2016     Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors, LLC/
                                                                               Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General
  Suite 400                                           o Since Trust Inception  Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                              Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist      Vice President               o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                           o Since Trust Inception  Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher          Chief Compliance             o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    Officer and                                           and First Trust Portfolios L.P.
  Suite 400              Assistant Secretary          o Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        since Trust
                                                        Inception


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT, &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust AQA(R) Equity Fund
        -----------------------------------------
        Annual Report
        For the Period November 10, 2015
        (Commencement Of Operations)
        Through October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statement of Changes in Net Assets........................................... 11
Financial Highlights......................................................... 12
Notes to Financial Statements................................................ 15
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 22
Privacy Policy............................................................... 24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or J.J.B. Hilliard, W.L. Lyons, LLC ("Hilliard Lyons" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust AQA(R) Equity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personell of Hilliard Lyons are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust AQA(R) Equity Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the period from the Fund's inception (November 10, 2015) through October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was still in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST AQA(R) EQUITY FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
                                                NET ASSET
FIRST TRUST AQA(R) EQUITY FUND                 VALUE (NAV)
-----------------------------------------------------------
Class A (AQAAX)                                  $20.42
Class C (AQACX)                                  $20.29
Class I (AQAIX)                                  $20.30
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Monolithic Power Systems, Inc.                      4.3%
MSCI, Inc.                                          4.0
Skyworks Solutions, Inc.                            4.0
Cognex Corp.                                        3.8
SYNNEX Corp.                                        3.8
ABIOMED, Inc.                                       3.8
LAM Research Corp.                                  3.7
Winnebago Industries, Inc.                          3.6
Trex Co., Inc.                                      3.3
Saia, Inc.                                          3.3
                                                 -------
                                        Total      37.6%
                                                 =======


-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                             INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                             31.3%
Information Technology                             24.3
Industrials                                        17.7
Health Care                                        12.0
Energy                                              5.5
Financials                                          4.0
Materials                                           2.7
Consumer Staples                                    2.5
                                                 -------
                                        Total     100.0%
                                                 =======

FIRST TRUST AQA(R) EQUITY FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2016 (UNAUDITED)


          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Russell 3000(R) Value Index and the Russell 3000(R) Index from 11/10/2015 through 10/31/2016.

            First Trust AQA(R) Equity        Russell 3000(R)     Russell 3000(R)
              Fund - Class I Shares            Value Index            Index
11/10/15            $10,000                      $10,000             $10,000
4/30/16               9,940                       10,119               9,964
10/31/16             10,150                       10,583              10,382


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2016
----------------------------------------------------------------------------------------------------------------------------------
                                 A SHARES               C SHARES               I SHARES          RUSSELL 3000(R)   RUSSELL 3000(R)
                           Inception 11/10/2015   Inception 11/10/2015   Inception 11/10/2015     VALUE INDEX*         INDEX*
----------------------------------------------------------------------------------------------------------------------------------
                                                              W/MAX
                                                              1.00%
                                         W/MAX              CONTINGENT
                              W/O        5.50%       W/O     DEFERRED             W/O                  W/O               W/O
                             SALES       SALES      SALES     SALES              SALES                SALES             SALES
CUMULATIVE TOTAL RETURNS    CHARGES     CHARGE     CHARGES    CHARGE            CHARGES              CHARGES           CHARGES
  Since Inception             2.10%     -3.52%      1.45%      0.45%             1.50%                5.84%             3.82%
----------------------------------------------------------------------------------------------------------------------------------

* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

J.J.B. Hilliard, W.L. Lyons, LLC ("Hilliard Lyons" or the "Sub-Advisor") is the sub-advisor to the First Trust AQA(R) Equity Fund (the "Fund") and is a registered investment adviser located in Louisville, Kentucky. Hilliard Lyons manages the Fund using its proprietary quantitative methodology called the Automated Quantitative Analysis ("AQA(R)") program.

                           PORTFOLIO MANAGEMENT TEAM

ALAN MOREL - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER OF HILLIARD LYONS CORY GERKIN - PORTFOLIO MANAGER OF HILLIARD LYONS

                                   COMMENTARY

MARKET RECAP

Volatility without a trend historically means sideways movement in the market with ample opportunity for loss. In the period from the Fund's inception through October 31, 2016, there have been economic uncertainties generated by fluctuations in oil prices, speculation on Federal Reserve intervention, Britain's vote to exit from the European Union ("Brexit"), and a bipolar election process. A stagnant workforce, increased regulation and limited capital investment have led to lackluster economic performance and an increased reliance on technology to boost productivity.

While there is always uncertainty in the marketplace, the last 18 months have been particularly prone to rapid change. We believe an essential ingredient for long term investment is reliable information. We also believe that the basis for stock ownership is value versus price, but market volatility over a sustained period indicates a temporary disregard for value and a move toward momentum investing, in our view.

The First Trust AQA(R) Equity Fund (the "Fund") has procedures in place designed to resist changes in macro investing styles. When markets gyrate, it is prices that move, not necessarily the underlying value of companies. We believe using current value as a reference point provides a baseline against which price can be measured. Our investment process precludes the Fund from selling stocks whose prices decline if this results in a wider positive discrepancy between value and price. If prices rise in relation to value, then the Fund is free to sell.

PERFORMANCE ANALYSIS

Since the Fund's inception, November 10, 2015, through October 31, 2016, the median rate of internal growth for stocks in the Fund was 15.53%, versus 12.38% in the immediately preceding four quarters. Net asset value ("NAV") of Class I shares of the Fund over the same period is up 1.50%. Should the market stabilize, we expect the growing discrepancy between value and price for the portfolio to be recognized by the market.

Since inception, through October 31, 2016, the number of stocks in the portfolio has dropped from 49 to 34. There were 23 sells and eight buys. The market volatility discussed above has the same effect on the Fund as a rapidly falling market: if stock prices move in unison, there is less opportunity for changes in the relative valuation of stocks, and no mechanism for existing undervalued stocks to be displaced by new entrants. On the sell side, the processes that generate sells are unaffected and the net result is fewer stocks in the portfolio. Our automated measurement of balance sheets and income statements precludes information that cannot be used for comparative analysis. One consequence of this approach is a random and diversified population within the portfolio, which should not be penalized through changes in portfolio size. At the end of the fiscal year under discussion the portfolio represented 23 industries and eight sectors. Turnover during the period was 57%, and distribution of assets in the portfolio has been stable, with the top ten stocks representing 38% and the bottom ten representing 22%.

Throughout the year, the sector contributing most to the Fund's return was information technology. The Fund had multiple holdings posting strong returns, with Cognex (CGNX), Lam Research (LRCX), and Monolithic Power Systems (MPWR) appreciating 29%, 21%, and 20%, respectively, during the period covered by this report. While the Fund was underweighted in energy relative to the benchmarks, it underperformed due to many of the Fund's holdings being affected by turmoil in the commodity markets. These include Atwood Oceanics (ATW), which fell by 16.9% over the period, and Archrock (AROC), which was liquidated for a 7.5% loss during the period. We continue to see value in the companies that the Fund holds, and do not intend to liquidate positions on the basis of predicting when commodity markets may or may not recover. One bright spot for the energy sector was Superior Energy Services (SPN), which the Fund sold for a 20% gain.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

Class I Fund Shares generated a total return of 1.50% for the Fund's period ended October 31, 2016, underperforming the Russell 3000(R) Index and Russell 3000(R) Value Index (the "benchmarks"). Period-to-date through October 31, 2016, the Russel 3000(R) Index and the Russell 3000(R) Value Index returned 3.82% and 5.84%, respectively. The Fund's underperformance relative to the benchmarks can be attributed to weak performance in the calendar quarter ended June 30, 2016, in which we trailed the benchmarks by a margin of 3.98% and 5.92%, respectively.

The Fund was positively affected by certain corporate events in the companies held. Outerwall (OUTR) was taken private by Apollo Global Management in September, allowing us to realize a gain of 36.35% in the company. The Fund's best performing holding for the year was Winnebago Industries (WGO), in which the Fund had a return of 36.73% during the period.

The Fund's return was negatively affected by its holdings of Skechers (SKX), Sonic Corp (SONC), and Cal-Maine Foods (CALM) which fell by 25.5%, 20.3%, and 16.1%, respectively, over the period.

MARKET AND FUND OUTLOOK

Over the last 18 months the market has gone nowhere, but has taken the long way around. Volatility has increased investors' exposure to risk but with little upside reward.

Some economic stabilization has occurred. Oil prices are off their lows and the Organization of Petroleum Exporting Countries ("OPEC") is intent on maintaining current output, but global economic recovery will increase demand. Increased oil prices will be an incentive for shale oil producers, and their additional, profitable production will be at the expense of OPEC's market share, in our view. We believe that North America will become the largest oil producer and foreign currency will be exchanged for U.S. dollars. Increased purchasing power of the dollar may lower the cost of imported raw materials and increase capital investment.

We believe interest rates will rise as private borrowing increases. We expect that bond prices will likely fall and the Federal Reserve (the "Fed") may have to raise short term rates in response to market forces. We believe the Fed will no longer control interest rates, which will likely be driven by market forces. Interest rates set by the market, though higher, should encourage additional capital investment.

In our opinion, Brexit will become a template for smaller nations to leave the European Economic Community (the "EEC"). We believe the advantages of a common currency will likely be outweighed by taxation without representation.

The General Election in the U.S. has signaled a shift from ideology to pragmatism, in our view. We expect that majorities for Republicans in both houses will likely control spending and lower the impact of government regulation.

We foresee that continued and increased investment in productivity gains will nullify the effect of a stronger dollar, and needed goods at a reasonable price will likely re-open global markets to U.S. goods. The Fund is heavily weighted in areas essential to productivity and service, and we believe these are likely to be the major beneficiaries at source, in a general increase in global trade. We believe the market cannot long tread water as the value of its underlying constituents continues to increase. When the market responds to increased incentives and a smaller government burden, we believe it must reflect that positive environment. In addition, we believe the stock market should overcome the valuation deficit created in the last two years. The Fund process has typically increased its population of stocks in similar environments, building a portfolio of active participating companies as the recognition process accelerates.

FIRST TRUST AQA(R) EQUITY FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)



As a shareholder of the First Trust AQA(R) Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           HYPOTHETICAL
                            ACTUAL EXPENSES                         (5% RETURN BEFORE EXPENSES)
              --------------------------------------------  -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT         ACCOUNT     DURING PERIOD    ANNUALIZED
                 VALUE          VALUE        5/1/2016 -        VALUE           VALUE       5/1/2016 -       EXPENSE
               5/1/2016      10/31/2016    10/31/2016 (a)    5/1/2016       10/31/2016   10/31/2016 (a)    RATIOS (b)
              -------------------------------------------------------------------------------------------------------
Class A       $ 1,000.00     $ 1,019.50       $  8.12       $ 1,000.00      $ 1,017.09      $  8.11           1.60%
Class C         1,000.00       1,016.00         11.91         1,000.00        1,013.32        11.89           2.35
Class I         1,000.00       1,021.10          6.86         1,000.00        1,018.35         6.85           1.35

(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST AQA(R) EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   SHARES                                         DESCRIPTION                                          VALUE
-------------  ----------------------------------------------------------------------------------  --------------
COMMON STOCKS - 96.8%

               AIRLINES - 5.3%
       15,604  Delta Air Lines, Inc..............................................................  $      651,779
       17,402  Southwest Airlines Co.............................................................         696,950
                                                                                                   --------------
                                                                                                        1,348,729
                                                                                                   --------------
               AUTO COMPONENTS - 2.9%
       47,693  Dana, Inc.........................................................................         738,288
                                                                                                   --------------
               AUTOMOBILES - 3.5%
       31,014  Winnebago Industries, Inc.........................................................         876,145
                                                                                                   --------------
               BIOTECHNOLOGY - 2.2%
        7,680  Gilead Sciences, Inc..............................................................         565,478
                                                                                                   --------------
               BUILDING PRODUCTS - 3.2%
       15,202  Trex Co., Inc. (a)................................................................         818,020
                                                                                                   --------------
               CAPITAL MARKETS - 3.9%
       12,417  MSCI, Inc.........................................................................         995,719
                                                                                                   --------------
               CHEMICALS - 2.6%
       42,074  Calgon Carbon Corp................................................................         664,769
                                                                                                   --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.4%
       18,137  Cognex Corp.......................................................................         935,869
        9,111  SYNNEX Corp.......................................................................         934,242
                                                                                                   --------------
                                                                                                        1,870,111
                                                                                                   --------------
               ENERGY EQUIPMENT & SERVICES - 2.4%
       41,292  Atwood Oceanics, Inc..............................................................         315,058
       42,266  Tesco Corp........................................................................         289,522
                                                                                                   --------------
                                                                                                          604,580
                                                                                                   --------------
               FOOD PRODUCTS - 2.4%
       15,950  Cal-Maine Foods, Inc..............................................................         616,467
                                                                                                   --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 9.4%
       14,891  Abaxis, Inc.......................................................................         710,896
        8,897  ABIOMED, Inc. (a).................................................................         934,096
       17,075  Anika Therapeutics, Inc. (a)......................................................         757,447
                                                                                                   --------------
                                                                                                        2,402,439
                                                                                                   --------------
               HOTELS, RESTAURANTS & LEISURE - 2.8%
       30,466  Sonic Corp........................................................................         697,976
                                                                                                   --------------
               HOUSEHOLD DURABLES - 5.7%
       52,701  KB Home...........................................................................         766,272
       37,310  PulteGroup, Inc...................................................................         693,966
                                                                                                   --------------
                                                                                                        1,460,238
                                                                                                   --------------
               IT SERVICES - 1.5%
        1,906  Alliance Data Systems Corp........................................................         389,720
                                                                                                   --------------
               MACHINERY - 5.4%
        9,827  Graco, Inc........................................................................         736,042
       30,110  Trinity Industries, Inc...........................................................         642,849
                                                                                                   --------------
                                                                                                        1,378,891
                                                                                                   --------------
               MEDIA - 5.6%
       13,440  CBS Corp., Class B................................................................         760,973
       24,828  Twenty-First Century Fox, Inc., Class A...........................................         652,231
                                                                                                   --------------
                                                                                                        1,413,204
                                                                                                   --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST AQA(R) EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                         DESCRIPTION                                          VALUE
-------------  ----------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

               MULTILINE RETAIL - 5.3%
       15,324  Big Lots, Inc.....................................................................  $      665,062
        9,866  Dollar General Corp...............................................................         681,642
                                                                                                   --------------
                                                                                                        1,346,704
                                                                                                   --------------
               OIL, GAS & CONSUMABLE FUELS - 2.9%
       12,507  Valero Energy Corp................................................................         740,915
                                                                                                   --------------
               ROAD & RAIL - 3.2%
       22,529  Saia, Inc. (a)....................................................................         803,159
                                                                                                   --------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.6%
        9,530  LAM Research Corp.................................................................         923,076
       13,354  Monolithic Power Systems, Inc.....................................................       1,052,429
       12,814  Skyworks Solutions, Inc...........................................................         985,909
                                                                                                   --------------
                                                                                                        2,961,414
                                                                                                   --------------
               SOFTWARE - 3.0%
       28,493  Progress Software Corp............................................................         766,747
                                                                                                   --------------
               SPECIALTY RETAIL - 2.5%
       15,816  Bed Bath & Beyond, Inc............................................................         639,283
                                                                                                   --------------
               TEXTILES, APPAREL & LUXURY GOODS - 2.1%
       25,658  Skechers U.S.A., Inc., Class A (a)................................................         539,588
                                                                                                   --------------
               TOTAL INVESTMENTS - 96.8%.........................................................      24,638,584
               (Cost $23,880,197) (b)
               NET OTHER ASSETS AND LIABILITIES - 3.2%...........................................         804,646
                                                                                                   --------------
               NET ASSETS - 100.0%...............................................................  $   25,443,230
                                                                                                   ==============

-----------------------------
(a)   Non-income producing security.

(b) Aggregate cost for for federal income tax purposes is $23,880,494. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,661,650 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $903,560.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                       10/31/2016         PRICES           INPUTS           INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks*.....................................    $  24,638,584   $  24,638,584   $          --   $          --
                                                       =============   =============   =============   =============


* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 8                  See Notes to Financial Statements

FIRST TRUST AQA(R) EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
   (Cost $23,880,197)..........................................................................   $ 24,638,584
Cash...........................................................................................        882,188
Receivables:
   Fund shares sold............................................................................        146,159
   Dividends...................................................................................          3,243
                                                                                                  ------------
   Total Assets................................................................................     25,670,174
                                                                                                  ------------

LIABILITIES:
Payables:
   Due to investment advisor...................................................................         89,648
   Audit and tax fees..........................................................................         28,000
   Administrative fees.........................................................................         26,982
   Registration fees...........................................................................         15,274
   Printing fees...............................................................................         14,179
   Transfer agent fees.........................................................................         13,164
   12b-1 distribution and service fees.........................................................         12,767
   Legal fees..................................................................................          9,185
   Custodian fees..............................................................................          7,578
   Fund shares redeemed........................................................................          2,099
   Trustees' fees and expenses.................................................................          1,433
   Financial reporting fees....................................................................            771
Other liabilities..............................................................................          5,864
                                                                                                  ------------
   Total Liabilities...........................................................................        226,944
                                                                                                  ------------
NET ASSETS.....................................................................................   $ 25,443,230
                                                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................   $ 24,328,138
Par value......................................................................................         12,506
Accumulated net investment income (loss).......................................................             --
Accumulated net realized gain (loss) on investments............................................        344,199
Net unrealized appreciation (depreciation) on investments......................................        758,387
                                                                                                  ------------
NET ASSETS.....................................................................................   $ 25,443,230
                                                                                                  ============

MAXIMUM OFFERING PRICE PER SHARE:

CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $10,527,254 and
   515,501 shares of beneficial interest issued and outstanding)...............................   $      20.42
Maximum sales charge (5.50% of offering price).................................................           1.19
                                                                                                  ------------
Maximum offering price to public...............................................................   $      21.61
                                                                                                  ============

CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $12,415,818 and
   611,910 shares of beneficial interest issued and outstanding)...............................   $      20.29
                                                                                                  ============

CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of $2,500,158 and
   123,167 shares of beneficial interest issued and outstanding)...............................   $      20.30
                                                                                                  ============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST AQA(R) EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2016 (A)

INVESTMENT INCOME:
Dividends......................................................................................   $    184,322
Interest.......................................................................................          1,939
Other..........................................................................................             53
                                                                                                  ------------
   Total investment income.....................................................................        186,314
                                                                                                  ------------

EXPENSES:
Investment advisory fees.......................................................................        157,797
12b-1 distribution and/or service fees:
   Class A.....................................................................................         16,058
   Class C.....................................................................................         75,614
Registration fees..............................................................................         61,290
Transfer agent fees............................................................................         44,195
Audit and tax fees.............................................................................         28,750
Administrative fees............................................................................         26,982
Printing fees..................................................................................         23,000
Trustees' fees and expenses....................................................................         18,522
Legal fees.....................................................................................         10,000
Financial reporting fees.......................................................................          9,250
Custodian fees.................................................................................          7,578
Listing expense................................................................................          2,050
Other..........................................................................................          7,500
                                                                                                  ------------
   Total expenses..............................................................................        488,586
   Fees waived and expenses reimbursed by the investment advisor...............................       (183,866)
                                                                                                  ------------
   Net expenses................................................................................        304,720
                                                                                                  ------------
NET INVESTMENT INCOME (LOSS)...................................................................       (118,406)
                                                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................        462,605
   Net change in unrealized appreciation (depreciation) on investments.........................        758,387
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................      1,220,992
                                                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................   $  1,102,586
                                                                                                  ============

(a) The Fund was initially seeded on November 9, 2015 and commenced operations on November 10, 2015.


Page 10                 See Notes to Financial Statements

FIRST TRUST AQA(R) EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      PERIOD
                                                                                      ENDED
                                                                                  10/31/2016 (a)
                                                                                  --------------
OPERATIONS:
Net investment income (loss)...................................................    $   (118,406)
Net realized gain (loss).......................................................         462,605
Net change in unrealized appreciation (depreciation)...........................         758,387
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations................       1,102,586
                                                                                   ------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold......................................................      25,528,862
Redemptions of shares..........................................................      (1,188,218)
                                                                                   ------------
Net increase (decrease) in net assets resulting from capital transactions......      24,340,644
                                                                                   ------------
Total increase (decrease) in net assets........................................      25,443,230

NET ASSETS:
Beginning of period............................................................              --
                                                                                   ------------
End of period..................................................................    $ 25,443,230
                                                                                   ============
Accumulated net investment income (loss) at end of period......................    $         --
                                                                                   ============


(a) The Fund was initially seeded on November 9, 2015 and commenced operations on November 10, 2015.


                        See Notes to Financial Statements                Page 11

FIRST TRUST AQA(R) EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     PERIOD
                                                     ENDED
CLASS A SHARES                                   10/31/2016 (a)
                                                 --------------

Net asset value, beginning of period ...........   $   20.00
                                                   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................       (0.08)
Net realized and unrealized gain (loss) ........        0.50
                                                   ---------
Total from investment operations................        0.42
                                                   ---------
Net asset value, end of period .................   $   20.42
                                                   =========
TOTAL RETURN (c)................................        2.10%
                                                   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $  10,527
Ratio of total expenses to average net assets...        2.65% (d)
Ratio of net expenses to average net assets ...         1.60% (d)
Ratio of net investment income (loss) to average
   net assets ..................................       (0.42)% (d)
Portfolio turnover rate ........................          57%

(a) Class A Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.

(b)   Per share amount has been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. This return includes Rule 12b-1 service fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)   Annualized.


Page 12                 See Notes to Financial Statements

FIRST TRUST AQA(R) EQUITY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     PERIOD
                                                     ENDED
CLASS C SHARES                                   10/31/2016 (a)
                                                 --------------

Net asset value, beginning of period ...........   $   20.00
                                                   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................       (0.23)
Net realized and unrealized gain (loss) ........        0.52
                                                   ---------
Total from investment operations................        0.29
                                                   ---------
Net asset value, end of period .................   $   20.29
                                                   =========
TOTAL RETURN (c)................................        1.45%
                                                   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........    $  12,416
Ratio of total expenses to average net assets...        3.48% (d)
Ratio of net expenses to average net assets ....        2.35% (d)
Ratio of net investment income (loss) to average
   net assets ..................................       (1.17)% (d)
Portfolio turnover rate ........................          57%

(a) Class C Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.

(b)   Per share amount has been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 distribution and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)   Annualized.


                        See Notes to Financial Statements                Page 13

FIRST TRUST AQA(R) EQUITY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     PERIOD
                                                     ENDED
CLASS I SHARES                                   10/31/2016 (a)
                                                 --------------

Net asset value, beginning of period ...........   $   20.00
                                                   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................       (0.03)
Net realized and unrealized gain (loss) ........        0.33
                                                   ---------
Total from investment operations................        0.30
                                                   ---------
Net asset value, end of period .................   $   20.30
                                                   =========
TOTAL RETURN (c)................................        1.50%
                                                   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $   2,500
Ratio of total expenses to average net assets...        3.08% (d)
Ratio of net expenses to average net assets ....        1.35% (d)
Ratio of net investment income (loss) to average
   net assets ..................................       (0.15)% (d)
Portfolio turnover rate ........................          57%

(a) Class I Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.

(b)   Per share amount has been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)   Annualized.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust AQA(R) Equity Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings, if any) in equity securities (specifically, common stocks) of U.S. companies. First Trust Advisors L.P. ("First Trust" or the "Advisor") typically selects common stocks for investment by the Fund using information produced by a proprietary quantitative methodology developed by the Fund's sub-advisor called the Automated Quantitative Analysis ("AQA(R)") program. In general, the stocks chosen for investment by the Fund are those considered by AQA(R) to be the most undervalued at the time the portfolio was selected based on a set of pre-determined proprietary screens and evaluations. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                OCTOBER 31, 2016

obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its shares annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the period ended October 31, 2016, resulting in book and tax accounting differences, have been reclassified at period end to reflect an increase in accumulated net investment income (loss) of $118,406 and a decrease in accumulated net realized gain (loss) on investments of $118,406. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                OCTOBER 31, 2016

The tax character of distributions paid during the fiscal period ended October 31, 2016 was as follows:

Distributions paid from:
Ordinary income....................................   $         --
Capital gain.......................................             --
Return of capital..................................             --

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income......................   $    344,496
Undistributed capital gains........................             --
                                                      ------------
Total undistributed earnings.......................        344,496
Accumulated capital and other losses...............             --
Net unrealized appreciation (depreciation).........        758,090
                                                      ------------
Total accumulated earnings (losses)................      1,102,586
Other..............................................             --
Paid-in capital....................................     24,340,644
                                                      ------------
Net assets.........................................   $ 25,443,230
                                                      ============

D. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the period ended October 31, 2016, the Fund did not defer any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ended 2016 remains open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                OCTOBER 31, 2016


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

J.J.B. Hilliard, W.L. Lyons, LLC ("Hilliard Lyons" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund's average daily net assets that is paid by First Trust from its investment advisory fee.

First Trust and Hilliard Lyons have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2018. Expenses borne and fees waived by First Trust and Hilliard Lyons are subject to recovery by First Trust and Hilliard Lyons up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Hilliard Lyons. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the period ended October 31, 2016 and the expenses borne by First Trust and Hilliard Lyons subject to recovery were as follows:

                                                        EXPENSES SUBJECT TO
     ADVISORY FEE WAIVER     EXPENSE REIMBURSEMENT            RECOVERY
     -------------------     ---------------------      -------------------
          $ 157,797                $ 26,069                  $ 183,866

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

At a meeting held on December 7, 2015, the Board of Trustees accepted Mr. Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board of Trustees elected Mr. James Dykas, formerly Chief Financial Officer and Treasurer of the Trust, to serve as the President and Chief Executive Officer, and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                                OCTOBER 31, 2016

                         4. CAPITAL SHARE TRANSACTIONS

For the period ended October 31, 2016, transactions were as follows:

                                  SHARES          VALUE
                                ----------    -------------
Sales:
     Class A                       531,588    $  10,344,389
     Class C                       628,518       12,270,092
     Class I                       149,057        2,914,381
                                ----------    -------------
Total Sales                      1,309,163    $  25,528,862
                                ==========    =============


Dividend Reinvestment:
     Class A                            --    $          --
     Class C                            --               --
     Class I                            --               --
                                ----------    -------------
Total Dividend Reinvestment             --    $          --
                                ==========    =============

Redemptions:
     Class A                       (16,087)   $    (313,316)
     Class C                       (16,608)        (338,194)
     Class I                       (25,890)        (536,708)
                                ----------    -------------
Total Redemptions                  (58,585)   $  (1,188,218)
                                ==========    =============

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended October 31, 2016, were $32,475,159 and $9,057,567, respectively.

                       6. DISTRIBUTION AND SERVICE PLANS

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST AQA(R) EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust AQA(R) Equity Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from November 10, 2015 (commencement of operations) through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust AQA(R) Equity Fund as of October 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the period from November 10, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

LIQUIDITY RISK. The Fund invests in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MODEL RISK. The Fund relies heavily on a proprietary quantitative model that uses information and data supplied by third parties. When the model and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE INVESTING RISK. The Fund focuses its investments on securities that the proprietary quantitative model on which the Fund is based considers to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities are selected on the basis of an issuer's business and economic fundamentals or a security's current credit profile, relative to current market practice. Disciplined adherence to a "value" investment mandate during period in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND              AND LENGTH OF                 PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term     Physician; President, Wheaton Orthopedics;       137        None
c/o First Trust Advisors L.P.                         Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Trust         Limited Partnership; Member, Sportsmed
  Suite 400 LLC                   Inception           (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term     President, ADM Investor Services, Inc.           137        Director of ADM
c/o First Trust Advisors L.P.                         (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Trust                                                                     Inc. and ADM
  Suite 400                       Inception                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term     President, Hibs Enterprises (Financial           137        Director of Trust
c/o First Trust Advisors L.P.                         and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Trust                                                                     Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term     Managing Director and Chief Operating            137        Director of
c/o First Trust Advisors L.P.                         Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Trust         Harapan Educational Foundation (Educational                 Transport, Inc.
  Suite 400                       Inception           Products and Services); President and Chief                 (May 2003 to
Wheaton, IL 60187                                     Executive Officer (June 2012 to September                   May 2014)
D.O.B.: 03/54                                         2014), Servant Interactive LLC (Educational
                                                      Products and Services); President and Chief
                                                      Executive Officer (June 2012 to September
                                                      2014), Dew Learning LLC (Educational
                                                      Products and Services); President (June 2002
                                                      to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Indefinite Term     Chief Executive Officer, First Trust             137        None
and Chairman of the Board                             Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Trust         L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception           BondWave LLC (Software Development Company)
Wheaton, IL 60187                                     and Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                         Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                          OCTOBER 31, 2016 (UNAUDITED)

                              POSITION AND                TERM OF OFFICE
     NAME, ADDRESS               OFFICES                   AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH           WITH TRUST                     SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                           o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.; Chief Financial Officer,
                                                                               BondWave LLC (Software Development Company)
                                                                               (January 2016 to Present) and Stonebridge Advisors
                                                                               LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade          Treasurer, Chief             o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Financial Officer and                                 President (April 2012 to July 2016), First Trust
  Suite 400              Chief Accounting Officer     o Since January 2016     Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors, LLC/
                                                                               Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General
  Suite 400                                           o Since Trust Inception  Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                              Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist      Vice President               o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                           o Since Trust Inception  Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher          Chief Compliance             o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    Officer and                                           and First Trust Portfolios L.P.
  Suite 400              Assistant Secretary          o Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        since Trust
                                                        Inception


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                         FIRST TRUST AQA(R) EQUITY FUND
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19810

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $109,000 for 2015 and $133,000 for 2016.

      Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for 2015 and $0 for 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $3,000 for 2016. The 2016 audit-related fees reflect fees for auditing data after migration to new fund accounting software.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2015 and $0 for the Investment Adviser and $0 for the Distributor 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $15,200 for 2015 and $15,950 for 2016.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the Investment Adviser and $0 for the Distributor for 2015 and $0 for the Investment Adviser and $0 for the Distributor 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2015 and $0 for the Investment Adviser and $0 for the Distributor for 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          Registrant:                       Adviser and Distributor:
          -----------                       ------------------------
             (b) 0%                                  (b) 0%
             (c) 0%                                  (c) 0%
             (d) 0%                                  (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $15,200 for the registrant, $12,500 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $36,500 for the registrant's distributor for 2015; and $18,950 for the registrant, $13,000 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $31,500 for the registrant's distributor for 2016.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
                    ---------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.